UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 917-7700

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds
Closed-End Funds
Nuveen
December 31,
2023
Annual
Report
Nuveen Global High Income Fund
JGH
Nuveen Core Plus Impact Fund
NPCT
Nuveen Mortgage and Income Fund
JLS

Table
of Contents
Letter to Shareholders 3
Important Notices 4
Portfolio Managers’ Comments 5
Fund Leverage 9
Common Share Information 11
About the Funds’ Benchmarks 13
Performance Overview and Holdings Summaries 14
Report of Independent Registered Public Accounting Firm 21
Portfolios of Investments 23
Statement of Assets and Liabilities 51
Statement of Operations 52
Statement of Changes in Net Assets 53
Statement of Cash Flows 55
Financial Highlights 58
Notes to Financial Statements 63
Shareholder Update 81
Important Tax Information 110
Additional Fund Information 111
Glossary of Terms Used in this Report 112
Board Members & Officers 114

Letter
to Shareholders

Dear Shareholders,
Financial markets spent the past year focused on the direction of inflation and whether policy makers would be able to deliver a soft landing in their economies. After more than a year and a half of interest rate increases by the U.S. Federal Reserve (Fed) and other central banks, financial conditions have tightened and inflation rates have cooled considerably. The Fed increased the target fed funds rate from near zero in March 2022 to a range of 5.25% to 5.50%
at its latest increase in July 2023, then left the rate unchanged through January 2024. At its
December 2023 policy meeting, the Fed acknowledged the fed funds rate may have reached its peak, and then in January 2024 removed the suggestion that another hike was possible.
But current inflation rates remain above central banks’ targets, and the trajectory from here is difficult to predict given that monetary policy acts on the economy with long and variable lags.
Surprisingly, economies were relatively resilient for much of 2023. The “most predicted recession” did not materialize in the U.S. during 2023, while U.K. and European economic growth had begun to show signs of stagnation or decline in the second half of the year. U.S.
gross domestic product rose 3.3% in the fourth quarter of 2023, slower than 4.9% in the third quarter but still ahead of 2.1% in the second quarter and 2.0% in the first quarter. For 2023 overall, GDP grew 2.5% (from the 2022 annual level to the 2023 annual level), compared to
1.9% in 2022. Much of the growth was driven by a relatively strong jobs market, which kept consumer sentiment and spending elevated despite long-term interest rates nearing multi-year highs, a series of U.S. regional bank failures and shocks from flaring geopolitical tensions.
While central banks are likely nearing the end of this interest rate hiking cycle, there are still upside risks to inflation and downside risks to the economy. Some labor market and consumer indicators are softening. Government funding and deficits remain a concern, especially as the
U.S. election year gets underway. The markets will continue to try to anticipate monetary policy shifts as the Fed evaluates incoming data and adjusts its rate setting activity on a meeting-
by-meeting basis. Geopolitical risks – from relations with China, to wars in Europe and the
Middle East – also expand the range of outcomes from economies and markets around the world. All these uncertainties, and others, will remain sources of short-term market volatility.
In this environment, Nuveen remains committed to filtering the market noise for investable opportunities that ultimately serve long-term investment objectives. Maintaining a long-term perspective is also important for investors, and we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Co-Chair of the Board
February 22, 2024

Important Notices
Portfolio Manager Update for JGH
Effective March 21, 2023, John Espinosa, Brenda Langenfeld, CFA, and Katherine Renfrew have been added as portfolio managers and Anders Persson no longer serves as a portfolio manager of the Fund. Mr. Persson continues in his role as Chief Investment
Officer of Nuveen Global Fixed Income. There were no other changes to the portfolio management of the Fund during the reporting period.

Portfolio Managers’
Comments

Nuveen Global High Income Fund (JGH)
Nuveen Core Plus Impact Fund (NPCT)
Nuveen Mortgage and Income Fund (JLS)
The Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Kevin Lorenz, CFA, Jacob
Fitzpatrick, CFA, Brenda Langenfeld, CFA, Katherine Renfrew and John Espinosa.
The Nuveen Core Plus Impact Fund (NPCT) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Stephen Liberatore, CFA, Jessica
Zarzycki, CFA and Kristal Seales, CFA.
The Nuveen Mortgage and Income Fund (JLS) features portfolio management by Teachers Advisors, LLC (TAL), an affiliate of
Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Aashh Parekh, CFA, Nicholas
Travaglino and Stephen Virgilio.
Effective March 21, 2023, John Espinosa, Brenda Langenfeld, and Katherine Renfrew were added as portfolio managers of the
Nuveen Global High Income Fund (JGH). Anders Persson continues in his role as Chief Investment Officer of Nuveen Global Fixed
Income but no longer serves as a portfolio manager of the Fund. Kevin Lorenz and Jacob Fitzpatrick continue to serve as portfolio managers of the Fund.
Here the Funds’ portfolio management teams review economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2023. For more information on the Funds’
investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the economy and financial markets during the twelve-month reporting period ended December 31,
2023?
The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended December 31, 2023. Gross domestic product rose at an annualized rate of 3.3% in the fourth quarter of 2023, after sharply accelerating to 5.2% (annualized) in third quarter of 2023, according to the U.S. Bureau of Economic Analysis initial estimate. For the year as a whole, GDP was up 2.5% (from the 2022 annual level to the 2023 annual level), compared with an increase of 1.9% in 2022. During the reporting period, price pressures eased in comparison to 2022 given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained higher than central banks’ target levels.
The Fed raised its target fed funds rate four times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July
2023 and voting to hold it at that level at its remaining meetings in 2023. During the beginning of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy. One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley
Bank, Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit
Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of December 2023, the unemployment rate was 3.7%, near its pre-
pandemic low, with monthly job growth continuing to moderate. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.

Portfolio Managers’ Comments
(continued)

During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023. Notably, in
August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.
Nuveen Global High Income Fund (JGH)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
The Fund seeks to deliver high current income through a diversified portfolio of global high-income securities that may span the capital structure and credit spectrum, including high yield bonds from the U.S. and developed markets (DM) and emerging markets
(EM), as well as preferred securities and contingent capital securities (CoCos). The Fund uses leverage, which is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team positioned the Fund more defensively because of the slowing economy and lagged effects of higher interest rates and increased funding costs on companies. Following a late-year rally in
CCC-rated debt, the portfolio management team decreased the Fund’s CCC exposure from an overweight to an underweight.
Proceeds shifted into BBB-rated and BB-rated debt, improving the Fund’s overall credit quality, and reducing its BB underweight.
In terms of sectors, the portfolio management team continued to emphasize more defensive, non-cyclical industries over more cyclical, economic-growth dependent industries. The Fund maintained overweight positions in energy, banking, basic industry, electric utilities, and insurance, and underweights in capital goods, cyclicals, gaming, packaging, and aerospace and defense. The
Fund also maintained out-of-benchmark allocations to senior loans, preferred securities, and CoCos. Following weakness caused by the banking crisis in March 2023, the portfolio management team increased exposure to CoCos, particularly those issued by global systemically important banks (GSIBs) based on their strong stress test results and improving valuations. The Fund’s senior loan exposure also increased during the reporting period as the yields offered in the segment remained attractive versus high yield bonds. The portfolio management team further decreased EM sovereign debt exposure because of geopolitical events and expectations for a slowing global economy. JGH’s duration was kept close to neutral versus its benchmark’s duration during the reporting period.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, JGH outperformed the Bloomberg Global High Yield Index
(USD Hedged). For the purposes of this Performance Commentary, references to relative performance are in comparison to the
Bloomberg Global High Yield Index (USD Hedged).
Security selection within the DM high yield corporate sector contributed to relative performance, particularly in the energy, technology and health care sectors. Energy credits broadly benefited from widespread de-leveraging and improving balance sheets among companies in the sector, as well as several merger and acquisition announcements. In technology, the Fund benefited from its lack of exposure to certain stressed communications-related companies, while remaining overweight to lower-quality technology companies. Health care holdings benefited from improving credit spreads as labor inflation tempered, while there was generally an increase in patient volumes back to pre-Covid levels.
Within the EM high yield segment, the Fund continued to benefit from its lack of exposure to distressed Chinese real estate development companies in the benchmark. Significant policy changes implemented by China’s government in 2020 continued to have wide-ranging negative impacts on the country’s real estate market and economy.
The Fund’s use of leverage through bank borrowings contributed to relative performance during the reporting period and was also accretive to overall common share income. Leverage is discussed in more detail later in the Fund Leverage section of this report.
The EM sovereign debt segment detracted from relative performance primarily because of the Fund’s lack of exposure to
Argentina’s sovereign debt, which served to partially offset the outperformance during the reporting period. These distressed bonds rallied toward the end of the reporting period following the country’s election of a new president who announced an economic reform package. The portfolio management team remained skeptical about the sustainability of these reforms and continued to avoid owning Argentina sovereign bonds in JGH’s portfolio.

Within the Fund’s out-of-benchmark exposure to preferred securities and CoCos, its small position in Credit Suisse Additional Tier
1 CoCos also detracted from relative performance. These securities were written down to zero following UBS’s takeover of Credit
Suisse in March 2023.
Nuveen Core Plus Impact Fund (NPCT)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
The Fund seeks total return through high current income and capital appreciation, investing primarily in fixed income investments while giving special consideration to certain impact and environmental, social and governance (“ESG”) criteria. The Fund uses leverage, which is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team continued to seek out attractively valued, yield-producing securities with a focus on expanding impact exposure. At the end of the reporting period, the portfolio held approximately 62% in impact investments and 38% in issuers demonstrating ESG leadership. Impact investing focuses on projects that create a positive social or environmental impact, while ESG leadership focuses on companies that are implementing better standards in their business practices. The portion of the portfolio invested in accordance with the impact framework is not additionally subject to ESG criteria.
The Fund remained broadly diversified across impact categories, with approximately 34% in renewable energy and climate change,
18% in natural resources, 9% in community and economic development, and 1% in affordable housing.
At the sector level, the Fund remained primarily invested in corporate bonds, including investment grade, below investment grade and emerging markets (EM) corporate bonds. The portfolio also included preferred securities, commercial mortgage-backed securities (CMBS), and government-related credit, with small allocations to senior loans, municipal bonds and asset-backed securities (ABS).
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, NPCT underperformed the NPCT Blended Benchmark, which consists of 60% Bloomberg MSCI U.S. Green Bond Index and 40% Bloomberg U.S. Corporate High Yield Bond Index. For the
purposes of this Performance Commentary, references to relative performance are in comparison to the NPCT Blended Benchmark.
The Fund’s out-of-benchmark allocation to CMBS was the primary detractor from relative performance. Consistent with its mandate, the Fund emphasizes single-asset, single-borrower pools of energy efficient properties that carry engineering certifications, such as
LEED (Leadership in Energy and Environmental Design) or BREEAM (Building Research Establishment Environmental Assessment
Methodology). Most of these CMBS collateral pools are high quality, well-tenanted office or office-anchored developments in thriving central business districts. The portfolio management team remains confident in the credit worthiness of the borrower and asset value of the collateral, and believes the securities offer attractive relative value. However, the market continued to indiscriminately sell CMBS with office exposure, creating a headwind for performance over the reporting period.
The Fund’s underweight allocations to government-related agency and credit relative to the NPCT Blended Benchmark were positive contributors, which served to partially offset the Fund’s underperformance during the reporting period. Spreads in those higher quality sectors experienced less tightening than in other, more credit-sensitive sectors such as investment grade and below investment grade corporate bonds. In addition, the Fund was overweight corporate bonds, on average, during the reporting period, which further contributed to relative performance.
The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of variable rate preferred shares detracted from relative performance during the reporting period. Leverage is discussed in more detail later in the Fund
Leverage section of this report.
During the reporting period, the Fund used cross-currency swaps and foreign exchange forwards to hedge its euro exposure to U.S.
dollars. The cross-currency swaps and the foreign exchange forwards had a negligible impact on relative results during the reporting period.

Portfolio Managers’ Comments
(continued)

Nuveen Mortgage and Income Fund (JLS)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
The Fund’s objective is to generate high current income through opportunistic investments in securitized credit. The Fund invests in mortgage-backed securities (MBS), including residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), and non-mortgage related asset-backed securities (ABS). ABS includes but is not limited to collateralized loan obligations as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar cells. The Fund uses leverage, which is discussed in more detail in the Fund Leverage section of this report.
During the reporting period, the Fund remained tactical, adding to RMBS and CMBS exposures when relative value opportunities or market weakness presented an attractive entry point. ABS positioning favored securities offering credit exposure with marginal duration extension. Toward the end of the reporting period, the Fund took advantage of the market rally to trim positions that performed well and had limited upside going forward and used the proceeds to pay down leverage.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, JLS outperformed the JLS Linked Benchmark, which consists of a 50/50 blend of USD-denominated, investment grade fixed and floating-rate ABS and fixed-rate CMBS. For the purposes of this
Performance Commentary, references to relative performance are in comparison to the JLS Linked Benchmark.
The largest contributor to relative performance was the Fund’s MBS positioning. MBS performed well as spreads tightened and mortgage market fundamentals remained relatively strong, with the rally late in the reporting period boosting performance.
Collateralized loan obligations (CLOs) added to relative performance, as the rising yield curve over much of the reporting period benefited floating-rate securities including CLOs. The Fund’s selection within the ABS sector also provided a positive contribution to relative performance.
Partially offsetting the Fund’s relative outperformance was its exposure to CMBS. The CMBS sector was the leading detractor during the reporting period, particularly the office sector which continued to be negatively impacted by the uncertainty of the return-to-
office outlook and the health of the regional banking sector.
The Fund’s use of leverage through bank borrowings and reverse repurchase agreements contributed to relative performance during the reporting period and was also accretive to overall common share income. Leverage is discussed in more detail later in the Fund
Leverage section of this report.
This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The
Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s (S&P)
and Fitch, Inc. (Fitch). For JGH and NPCT, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. For JLS, the highest rating given by Moody’s, S&P and Fitch is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the common share returns of the Funds relative to their comparative benchmarks was the use of leverage through bank borrowings, Taxable Fund Preferred Shares (TFP) for NPCT and reverse repurchase agreements for NPCT and JLS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
JLS's use of leverage contributed while JGH's use of leverage significantly contributed to relative performance over the reporting period. In addition,
JLS and JGH's use of leverage was accretive to overall common share income. NPCT's use of leverage detracted from relative performance over the reporting period.
JGH also continued to use interest rate swap contracts to partially hedge its future interest cost of leverage. The interest rate swaps contributed to relative performance during the reporting period.
As of December 31, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.
*Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUNDS’ REGULATORY LEVERAGE
Bank Borrowings
As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowings activities are as shown in the accompanying table.
Refer to Notes to Financial Statements for further details.
Reverse Repurchase Agreements
As noted previously, JLS and NPCT use reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.
JGH NPCT JLS
Effective Leverage
*
27.74% 35.78% 26.33%
Regulatory Leverage
*
27.74% 29.76% 5.09%
Current Reporting Period Subsequent to the Close of the Reporting Period
Fund
Outstanding
Balance as of
January 1,
2023 Draws Paydowns
Outstanding
Balance as of
December 31,
2023
Average
Balance
Outstanding Draws Paydowns
Outstanding
Balance as of
February 22,
2024
JGH $127,000,000 $ - $(8,000,000) $119,000,000 $120,906,849 $- $- $ 119,000,000
NPCT $105,500,000 $ - $(30,000,000) $75,500,000 $98,815,068 $- $- $75,500,000
JLS $12,495,000 $ 825,000 $(7,800,000) $5,520,000 $9,418,151 $- $(1,000,000) $4,520,000

Fund Leverage
(continued)
Refer to Notes to Financial Statements for further details.
Taxable Fund Preferred Shares
As noted previously, in addition to bank borrowings, NPCT also issued TFP. The Fund’s transactions in TFP are as shown in the accompanying table.
Refer to Notes to Financial Statements for further details.
Current Reporting Period
Subsequent to the Close of the Reporting
Period
Fund
Outstanding
Balance as
January 1,
2023 Sales Purchases
Outstanding
Balance as of
December 31,
2023
Average
Balance
Outstanding Sales Purchases
Outstanding
Balance as of
February 22,
2024
NPCT $45,820,000   $183,280,000 $(183,280,000) $45,820,000 $45,820,000 $12,000,000 $(12,000,000) $45,820,000
JLS $32,145,000    $123,203,000 $(124,100,000) $31,248,000 $31,597,438 $30,478,000 $(30,478,000) $31,248,000
Current Reporting Period
Subsequent to the Close of the Reporting
Period
Fund
Outstanding
Balance as of
January 1,
2023 Issuance Redemptions
Outstanding
Balance as of
December 31,
2023
Average
Balance
Outstanding Sales Purchases
Outstanding
Balance as of
February 22,
2024
NPCT $70,000,000 $- $- $70,000,000 $70,000,000   $ -   $ -   $70,000,000

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION FOR JGH AND JLS
The following information regarding the distributions for JGH and JLS are current as of December 31, 2023, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notices.
Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a
Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its
NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial
Statements herein.
The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield”
or “income.” The Funds attribute these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about each Fund’s distributions are available on www.nuveen.com/en-us/
closed-end-funds.
COMMON SHARE DISTRIBUTION INFORMATION FOR NPCT
The following information regarding the Fund’s distributions is current as of December 31, 2023, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.
On November 29, 2023, the Funds’ Board of Trustees (the “Board”) updated the Fund’s distribution policy. Effective for distributions payable on December 29, 2023, the Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.
Data as of December 31, 2023
Current Month
Percentage of Distributions
Fiscal YTD
Per Share Amounts
Fund
Net
Investment
Income
Realized
Gains
Return of
Capital
Total
Distributions
Net
Investment
Income
Realized
Gains
Return of
Capital
JGH
(FYE 12/31)
76.29% 0.00% 23.71% $1.2420 $0.9475 $0.0000 $0.2945
JLS
(FYE 12/31)
100.00% 0.00% 0.00% $1.5686 $1.5686 $0.0000 $0.0000

Common Share Information
(continued)

The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.
A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with
“yield” or “income.” The Fund attributes these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about each Fund’s distributions are available on www.nuveen.com/en-us/
closed-end-funds.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December
31, 2023, and since the inception of the Funds’ repurchase program, each Fund have cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
OTHER COMMON SHARE INFORMATION
As of December 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
Data as of December 31, 2023
Fiscal YTD
Per Share Sources of Distribution Percentage of the Distribution
Fund
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
NPCT
(FYE 12/31)
$1.0360 $0.4447 $0.0000 $0.0000 $0.5913 42.93% 0.00% 0.00% 57.07%
JGH NPCT JLS
Common shares cumulatively repurchased and retired 900,000 0 10,814
Common shares authorized for repurchase 2,315,000 2,875,000 545,000
JGH NPCT JLS
Common share NAV $13.37 $11.94 $18.78
Common share price $12.20 $10.08 $16.88
Premium/(Discount) to NAV (8.75)% (15.58)% (10.12)%
Average premium/(discount) to NAV (10.84)% (14.65)% (13.80)%

About the Funds’ Benchmarks

Bloomberg Global High Yield Index (USD Hedged):
An index designed to measure the performance of the fixed-rate, high yield debt of companies in the U.S., developed markets and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg MSCI U.S. Green Bond Index:
An index designed to measure the performance of USD- denominated, investment grade fixed income securities issued by U.S. and non-U.S. companies to fund projects with direct environmental benefits. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Aggregate Bond Index:
An index designed to measure the performance of the USD-denominated, fixed-rate
U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Corporate High Yield Bond Index
: An index designed to measure the performance of the USD-
denominated, fixed rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. ABS & CMBS Index:
An index that consists of a 50/50 blend of USD-denominated investment grade fixed-
and floating-rate asset backed securities (ABS) and fixed-rate commercial mortgage-backed securities (CMBS) publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JLS Linked Benchmark:
Represents the linked returns between the Bloomberg U.S. Aggregate Bond Index (defined herein)
through October 13, 2019, and the ICE BofA U.S. ABS & CMBS Index (defined herein) subsequent to October 13, 2019. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
NPCT Blended Benchmark:
Consists of: 1) 60% Bloomberg MSCI U.S. Green Bond Index (defined herein), and 2) 40%
Bloomberg U.S. Corporate High Yield Bond Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Global High Income Fund
Performance Overview and Holdings Summaries as of December 31,
2023
JGH
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the Bloomberg Global High Yield Index (USD Hedged).
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2023
 - Common Share Price
Total Returns as of
December 31, 2023
Average Annual
Inception
Date 1-Year 5-Year
Since
Inception
JGH at Common Share NAV 11/24/14 15.15% 4.77% 3.82%
JGH at Common Share Price 11/24/14 20.80% 7.15% 4.82%
Bloomberg Global High Yield Index (USD Hedged) — 13.66% 4.43% 4.38%

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The Funds uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors
Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit rat-
ings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-in-
vestment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Corporate Bonds 90 .4%
Sovereign Debt 14 .4%
Variable Rate Senior Loan
Interests 11 .7%
$1,000 Par (or similar)
Institutional Preferred 9 .0%
Contingent Capital Securities 7 .8%
$25 Par (or similar) Retail
Preferred 0 .9%
Asset-Backed Securities 0 .2%
Common Stocks 0 .2%
Repurchase Agreements 2 .2%
Other Assets & Liabilities, Net 1.6%
Borrowings (38.4)%
Net Assets 100%
Top Five Issuers
(% of total investments)
Petroleos Mexicanos 1.9%
Albion Financing 2SARL 1.3%
Colombia Government
International Bond 1.2%
Triton Water Holdings Inc 1.2%
Talen Energy Supply LLC 1.1%
Portfolio Composition
1
(% of total investments)
Energy 12.6%
Materials 8.0%
Utilities 6.5%
Banks 6.5%
Media & Entertainment 5.6%
Financial Services 5.0%
Capital Goods 4.8%
Telecommunication Services 4.7%
Consumer Discretionary
Distribution & Retail 4.2%
Health Care Equipment &
Services 3.7%
Consumer Services 3.3%
Transportation 3.0%
Automobiles & Components 2.8%
Food, Beverage & Tobacco 2.8%
Software & Services 2.7%
Commercial & Professional
Services 2.6%
Insurance 2.4%
Pharmaceuticals, Biotechnology
& Life Sciences 2.0%
Technology Hardware &
Equipment 1.3%
Household & Personal Products 1.2%
Other 2.0%
Sovereign Debt 10.5%
Asset-Backed Securities 0.2%
Repurchase Agreements 1.6%
Total 100%
Portfolio Credit Quality
(% of total investments)
BBB 12.5%
BB or Lower 86.9%
N/R (not rated) 0.5%
N/A (not applicable) 0.1%
Total 100%
Country Allocation
2,3
(% of total investments)
United States 54 .1%
Canada 5 .7%
Mexico 4 .1%
Colombia 2 .8%
Australia 2 .3%
Netherlands 2 .0%
Luxembourg 2 .0%
France 1 .9%
Spain 1 .8%
United Kingdom 1 .8%
South Africa 1 .6%
Israel 1 .4%
Other 18 .5%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 Includes 25.9% (as a percentage of total investments) in emerging market countries.
3 “Other” countries include forty countries that individually constitute less than 1.4% as a percentage of total investments.

Nuveen Core Plus Impact Fund
Performance Overview and Holdings Summaries as of December 31,
2023
NPCT
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*
For purposes of Fund performance, relative results are measured against the NPCT Blended Benchmark. The Fund’s Blended Benchmark consists of:
1) 60% of Bloomberg MSCI U.S. Green Bond Index and 2) 40% Bloomberg U.S. Corporate High Yield Bond Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2023
 - Common Share Price
Total Returns as of
December 31, 2023
Average Annual
Inception
Date 1-Year
Since
Inception
NPCT at Common Share NAV 4/27/21 6.21% (10.76)%
NPCT at Common Share Price 4/27/21 7.77% (15.31)%
Bloomberg U.S. Aggregate Bond Index — 5.53% (2.71)%
NPCT Blended Benchmark — 9.27% (0.65)%

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors
Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit rat-
ings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-in-
vestment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Corporate Bonds 86 .6%
$1,000 Par (or similar)
Institutional Preferred 20 .6%
Mortgage-Backed Securities 19 .1%
Sovereign Debt 10 .0%
$25 Par (or similar) Retail
Preferred 5 .9%
Municipal Bonds 3 .5%
Asset-Backed Securities 3 .5%
Variable Rate Senior Loan
Interests 3 .1%
Repurchase Agreements 1 .1%
Other Assets & Liabilities, Net 2.3%
Reverse Repurchase
Agreements, including accrued
interest ( 13 .4 ) %
Borrowings (22.0)%
TFP Shares, Net ( 20 .3 ) %
Net Assets 100%
Portfolio Composition
1
(% of total investments)
Utilities 28.7%
Banks 13.7%
Capital Goods 5.0%
Financial Services 4.3%
Materials 4.2%
Equity Real Estate Investment
Trusts (REITs) 2.6%
Energy 2.5%
Technology Hardware &
Equipment 2.3%
Commercial & Professional
Services 2.2%
Transportation 1.9%
Media & Entertainment 1.4%
Consumer Discretionary
Distribution & Retail 1.3%
Automobiles & Components 1.2%
Consumer Durables & Apparel 1.0%
Diversified Financials 1.0%
Insurance 0.9%
Telecommunication Services 0.6%
Real Estate Management &
Development 0.5%
Consumer Services 0.4%
Mortgage-Backed Securities 12.5%
Sovereign Debt 6.5%
Municipal Bonds 2.3%
Asset-Backed Securities 2.3%
Repurchase Agreements 0.7%
Total 100%
Portfolio Credit Quality
(% of total long-term investments)
AAA 3.0%
AA 3.0%
A 9.0%
BBB 40.9%
BB or Lower 34.5%
N/R (not rated) 9.6%
Total 100%
Country Allocation
2,3
(% of total investments)
United States 61 .8%
Italy 5 .0%
Chile 4 .4%
United Kingdom 4 .1%
Mexico 3 .4%
Canada 2 .6%
Australia 2 .5%
Indonesia 2 .4%
India 2 .0%
South Korea 1 .7%
Benin 1 .6%
United Arab Emirates 1 .5%
Other 7 .0%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 Includes 19.6% (as a percentage of total investments) in emerging market countries.
3 “Other” countries include eight countries that individually constitute less than 1.5% as a percentage of total investments.

Nuveen Mortgage and Income Fund
Performance Overview and Holdings Summaries as of December 31,
2023
JLS
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the linked returns between the Bloomberg U.S. Aggregate Bond Index
(through October 13, 2019), and the ICE BofA U.S. ABS & CMBS Index (subsequent to October 13, 2019).
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2023
 - Common Share Price
Total Returns as of
December 31, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JLS at Common Share NAV 11/25/09 8.18% 1.63% 3.72%
JLS at Common Share Price 11/25/09 14.79% 0.65% 4.29%
Bloomberg U.S. Aggregate Bond Index — 5.53% 1.10% 1.81%
JLS Blended Benchmark — 5.55% 2.25% 2.38%

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s
Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Mortgage-Backed Securities 97 .0%
Asset-Backed Securities 38 .7%
Short-Term U.S. Government
and Agency Obligations 1 .1%
Other Assets & Liabilities, Net (0.5)%
Reverse Repurchase
Agreements, including accrued
interest ( 30 .9 ) %
Borrowings (5.4)%
Net Assets 100%
Portfolio Credit Quality
(% of total investments)
U.S. Treasury/Agency 0.8%
AAA 0.1%
AA 2.2%
A 10.3%
BBB 17.7%
BB or Lower 39.3%
N/R (not rated) 29.6%
Total 100%

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Global High Income Fund, Nuveen Core Plus Impact Fund and
Nuveen Mortgage and Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations, of cash flows, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations and each of their cash flows, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the
United States of America.
Nuveen Global High Income Fund (1)
Nuveen Core Plus Impact Fund (2)
Nuveen Mortgage and Income Fund (1)
(1) Statement of assets and liabilities, including the portfolio of investments, as of December 31, 2023, and the related statements of operations and cash flows for the year ended December 31, 2023, statement of changes in net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023.
(2) Consolidated statement of asset and liabilities, including the consolidated portfolio of investments, as of
December 31, 2023, and the related consolidated statements of operations and cash flows for the year ended December 31, 2023, consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023 and the consolidated financial highlights for the years ended
December 31, 2023 and 2022, and the period April 27, 2021 (commencement of operations) through
December 31, 2021.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Report of Independent Registered Public Accounting Firm
(continued)

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 28, 2024
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Global High Income Fund
Portfolio of Investments December 31, 2023
JGH
Principal
Amount (000) Description (a) Coupon Maturity Value
LONG-TERM INVESTMENTS - 134.6%  (98.4% of Total Investments)
X –
CORPORATE BONDS - 90.4% (66.1% of Total Investments) X 280,154,182
Automobiles & Components - 3.4%
$ 3,000
Dana Inc
4.250% 9/01/30 $ 2,658,981
1,810
Ford Motor Credit Co LLC
7.350% 3/06/30 1,944,485
3,000
Goodyear Tire & Rubber Co/The
5.250% 4/30/31 2,745,124
3,000 IHO Verwaltungs GmbH, 144A , (cash 6.375%, PIK 7.125%) 6.375% 5/15/29 2,944,089
476
Nemak SAB de CV, 144A
3.625% 6/28/31 395,501
Total Automobiles & Components 10,688,180
Banks - 0.8%
875
Access Bank PLC, 144A
6.125% 9/21/26 781,987
650
Akbank TAS, 144A
6.800% 2/06/26 651,625
1,250
Grupo Aval Ltd, 144A
4.375% 2/04/30 1,061,155
Total Banks 2,494,767
Capital Goods - 3.6%
2,090
Albion Financing 1 SARL / Aggreko Holdings Inc, 144A
6.125% 10/15/26 2,070,270
5,470
Albion Financing 2SARL, 144A
8.750% 4/15/27 5,333,250
625
Cemex SAB de CV, 144A
5.125% 9/08/72 592,726
1,060
Chart Industries Inc, 144A
9.500% 1/01/31 1,151,341
1,950
GrafTech Global Enterprises Inc, 144A
9.875% 12/15/28 1,503,938
530
Windsor Holdings III LLC, 144A
8.500% 6/15/30 553,865
Total Capital Goods 11,205,390
Commercial & Professional Services - 3.5%
1,750
ADT Security Corp/The, 144A
4.125% 8/01/29 1,610,438
1,275
ADT Security Corp/The, 144A
4.875% 7/15/32 1,179,362
2,000 Allied Universal Holdco LLC/Allied Universal Finance Corp/
Atlas Luxco 4 Sarl, 144A
4.625% 6/01/28 1,818,183
1,500
Garda World Security Corp, 144A
4.625% 2/15/27 1,446,284
1,000
Gtcr W-2 Merger Sub, LLC, 144A
7.500% 1/15/31 1,056,722
2,225
MPH Acquisition Holdings LLC, 144A
5.500% 9/01/28 1,992,276
1,100 Prime Security Services Borrower LLC / Prime Finance Inc,
144A
6.250% 1/15/28 1,093,586
600
VT Topco Inc, 144A
8.500% 8/15/30 624,222
Total Commercial & Professional Services 10,821,073
Consumer Discretionary Distribution & Retail - 4.5%
2,605
Asbury Automotive Group Inc, 144A
5.000% 2/15/32 2,367,432
1,035
Asbury Automotive Group Inc, 144A
4.625% 11/15/29 957,997
1,500
Avis Budget Car Rental LLC / Avis Budget Finance Inc, 144A
8.000% 2/15/31 1,497,937
650 (b)
B2W Digital Lux Sarl, 144A
4.375% 12/20/30 128,508
2,000
Kohl's Corp
4.625% 5/01/31 1,570,002
945
LCM Investments Holdings II LLC, 144A
4.875% 5/01/29 877,824
535
LCM Investments Holdings II LLC, 144A
8.250% 8/01/31 558,382
3,900
Michaels Cos Inc/The, 144A
7.875% 5/01/29 2,455,401
750
Michaels Cos Inc/The, 144A
5.250% 5/01/28 592,939
2,500
Staples Inc, 144A
7.500% 4/15/26 2,326,069

Nuveen Global High Income Fund
(continued)
Portfolio of Investments
December 31, 2023
24
JGH
Principal
Amount (000)   Description (a) Coupon Maturity Value
Consumer Discretionary Distribution & Retail (continued)
$ 1,000
Staples Inc, 144A
10.750% 4/15/27 $ 728,633
Total Consumer Discretionary Distribution & Retail 14,061,124
Consumer Durables & Apparel - 0.2%
725
Wolverine World Wide Inc, 144A
4.000% 8/15/29 569,125
Total Consumer Durables & Apparel 569,125
Consumer Services - 3.7%
1,050
Churchill Downs Inc, 144A
5.750% 4/01/30 1,023,741
1,980
Cinemark USA Inc, 144A
5.250% 7/15/28 1,816,461
835 Fertitta Entertainment LLC / Fertitta Entertainment Finance
Co Inc, 144A
4.625% 1/15/29 757,654
400 Fertitta Entertainment LLC / Fertitta Entertainment Finance
Co Inc, 144A
6.750% 7/15/30 351,201
1,700
Life Time Inc, 144A
5.750% 1/15/26 1,687,776
360
LIGHT + WONDER INTL INC, 144A
7.500% 9/01/31 375,500
675
MGM China Holdings Ltd, 144A
5.875% 5/15/26 660,726
925
NCL Corp Ltd, 144A
8.375% 2/01/28 979,478
1,000
NCL Corp Ltd, 144A
5.875% 3/15/26 977,158
1,665
Raising Cane's Restaurants LLC, 144A
9.375% 5/01/29 1,776,861
1,000
Wynn Macau Ltd, 144A
5.500% 10/01/27 944,622
Total Consumer Services 11,351,178
Energy - 15.4%
1,335 Antero Midstream Partners LP / Antero Midstream Finance
Corp, 144A
5.375% 6/15/29 1,283,427
1,200 Archrock Partners LP / Archrock Partners Finance Corp,
144A
6.875% 4/01/27 1,203,000
1,430
Callon Petroleum Co, 144A
7.500% 6/15/30 1,442,185
875
Civitas Resources Inc, 144A
8.750% 7/01/31 931,479
1,440
Civitas Resources Inc, 144A
8.375% 7/01/28 1,503,281
1,500
Ecopetrol SA
8.875% 1/13/33 1,629,722
625
Ecopetrol SA
6.875% 4/29/30 619,360
1,000
Ecopetrol SA
5.875% 11/02/51 756,670
2,351
Energian Israel Finance Ltd, 144A, Reg S
5.875% 3/30/31 1,981,183
485
Energian Israel Finance Ltd, 144A, Reg S
8.000% 9/02/53 461,609
275
EQM Midstream Partners LP, 144A
7.500% 6/01/27 283,359
335
EQM Midstream Partners LP, 144A
7.500% 6/01/30 360,131
985
Genesis Energy LP / Genesis Energy Finance Corp
8.250% 1/15/29 1,013,609
500
Hilcorp Energy I LP / Hilcorp Finance Co, 144A
6.000% 2/01/31 481,945
1,305
Hilcorp Energy I LP / Hilcorp Finance Co, 144A
6.000% 4/15/30 1,265,604
1,305
Hilcorp Energy I LP / Hilcorp Finance Co, 144A
6.250% 4/15/32 1,255,294
1,500
Leviathan Bond Ltd, 144A, Reg S
6.500% 6/30/27 1,407,546
500
Medco Laurel Tree Pte Ltd, 144A
6.950% 11/12/28 472,518
1,500
MEDCO MAPLE TREE PTE LTD, 144A
8.960% 4/27/29 1,520,981
768
Medco Oak Tree Pte Ltd, 144A
7.375% 5/14/26 760,896
2,000
MEG Energy Corp, 144A
5.875% 2/01/29 1,943,284
1,325
Parkland Corp, 144A
4.500% 10/01/29 1,214,323
1,890
Parkland Corp/Canada, 144A
4.625% 5/01/30 1,738,800
980
Petrobras Global Finance BV
6.900% 3/19/49 972,263
6,671
Petroleos Mexicanos
6.700% 2/16/32 5,535,459

Principal
Amount (000)   Description (a) Coupon Maturity Value
Energy (continued)
$ 1,000
Petroleos Mexicanos
10.000% 2/07/33 $ 1,004,052
1,500
Petroleos Mexicanos
6.500% 1/23/29 1,323,013
206
Saka Energi Indonesia PT, 144A
4.450% 5/05/24 203,837
1,290
Shelf Drilling Holdings Ltd, 144A
9.625% 4/15/29 1,262,347
1,000
SierraCol Energy Andina LLC, 144A
6.000% 6/15/28 841,675
1,000
SM Energy Co
6.750% 9/15/26 997,396
1,410
Sunoco LP / Sunoco Finance Corp
4.500% 4/30/30 1,305,395
423
Transocean Inc, 144A
8.750% 2/15/30 441,672
500
Transocean Titan Financing Ltd, 144A
8.375% 2/01/28 518,744
1,109
Tullow Oil PLC, 144A
10.250% 5/15/26 989,505
3,000 USA Compression Partners LP / USA Compression Finance
Corp
6.875% 9/01/27 2,964,441
880
Venture Global LNG Inc, 144A
8.125% 6/01/28 888,709
2,860
Venture Global LNG Inc, 144A
9.875% 2/01/32 2,979,088
Total Energy 47,757,802
Equity Real Estate Investment Trusts (REITs) - 1.3%
1,910
HAT Holdings I LLC / HAT Holdings II LLC, 144A
8.000% 6/15/27 1,988,967
1,000
HAT Holdings I LLC / HAT Holdings II LLC, 144A
3.375% 6/15/26 939,869
1,080 Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC,
144A
10.500% 2/15/28 1,094,909
Total Equity Real Estate Investment Trusts (REITs) 4,023,745
Financial Services - 5.5%
2,000
Compass Group Diversified Holdings LLC, 144A
5.000% 1/15/32 1,801,473
600
Compass Group Diversified Holdings LLC, 144A
5.250% 4/15/29 566,772
1,125
Genesis Energy LP / Genesis Energy Finance Corp
7.750% 2/01/28 1,128,922
2,000
Hunt Cos Inc, 144A
5.250% 4/15/29 1,784,025
1,550
Icahn Enterprises LP / Icahn Enterprises Finance Corp
4.375% 2/01/29 1,294,343
1,275
Icahn Enterprises LP / Icahn Enterprises Finance Corp
5.250% 5/15/27 1,145,235
693 Mexico Remittances Funding Fiduciary Estate Management
Sarl, 144A
4.875% 1/15/28 613,998
1,250
NFP Corp, 144A
6.875% 8/15/28 1,270,751
1,000
NFP Corp, 144A
7.500% 10/01/30 1,064,297
600
NFP Corp, 144A
8.500% 10/01/31 650,340
3,500
OneMain Finance Corp
7.875% 3/15/30 3,602,798
2,100
PennyMac Financial Services Inc, 144A
7.875% 12/15/29 2,161,671
Total Financial Services 17,084,625
Food, Beverage & Tobacco - 2.3%
1,000
Minerva Luxembourg SA, 144A
8.875% 9/13/33 1,057,294
3,300
Primo Water Holdings Inc, 144A
4.375% 4/30/29 3,040,596
3,425
Triton Water Holdings Inc, 144A
6.250% 4/01/29 2,984,031
Total Food, Beverage & Tobacco 7,081,921
Health Care Equipment & Services - 2.5%
1,750
CHS/Community Health Systems Inc, 144A
4.750% 2/15/31 1,375,736
1,000
CHS/Community Health Systems Inc, 144A
10.875% 1/15/32 1,045,130
450
CHS/Community Health Systems Inc, 144A
5.625% 3/15/27 418,110
460
DaVita Inc, 144A
3.750% 2/15/31 377,821
2,000
Global Medical Response Inc, 144A
6.500% 10/01/25 1,584,100

Nuveen Global High Income Fund
(continued)
Portfolio of Investments
December 31, 2023
26
JGH
Principal
Amount (000)   Description (a) Coupon Maturity Value
Health Care Equipment & Services (continued)
$ 1,295
LifePoint Health Inc, 144A
11.000% 10/15/30 $ 1,363,832
1,500
Tenet Healthcare Corp
6.125% 10/01/28 1,495,755
Total Health Care Equipment & Services 7,660,484
Household & Personal Products - 1.4%
3,325 Kronos Acquisition Holdings Inc / KIK Custom Products Inc,
144A
7.000% 12/31/27 3,175,375
1,175 Kronos Acquisition Holdings Inc / KIK Custom Products Inc,
144A
5.000% 12/31/26 1,145,625
Total Household & Personal Products 4,321,000
Insurance - 2.0%
2,475
Acrisure LLC / Acrisure Finance Inc, 144A
4.250% 2/15/29 2,234,803
2,125
Acrisure LLC / Acrisure Finance Inc, 144A
10.125% 8/01/26 2,220,447
1,500
Credit Suisse Group AG
7.500% 1/17/72 172,500
1,000
Fidelis Insurance Holdings Ltd, 144A
6.625% 4/01/41 972,500
1,000
SBL Holdings Inc, 144A
6.500% 12/30/49 615,000
Total Insurance 6,215,250
Materials - 10.2%
1,200
AngloGold Ashanti Holdings PLC
6.500% 4/15/40 1,174,865
900 Ardagh Metal Packaging Finance USA LLC / Ardagh Metal
Packaging Finance PLC, 144A
4.000% 9/01/29 761,829
1,925
Arsenal AIC Parent LLC, 144A
8.000% 10/01/30 2,008,468
495
Avient Corp, 144A
7.125% 8/01/30 514,928
1,000
Braskem Netherlands Finance BV, 144A
8.500% 1/12/31 930,000
750
Cemex SAB de CV, 144A
3.875% 7/11/31 670,774
1,325
Cemex SAB de CV, 144A
9.125% 12/30/49 1,411,125
700
Cia de Minas Buenaventura SAA, 144A
5.500% 7/23/26 668,169
875
Constellium SE, 144A
3.750% 4/15/29 793,940
500
First Quantum Minerals Ltd, 144A
8.625% 6/01/31 423,750
875
First Quantum Minerals Ltd, 144A
6.875% 3/01/26 783,243
3,000
FMG Resources August 2006 Pty Ltd, 144A
5.875% 4/15/30 2,972,438
300
Gold Fields Orogen Holdings BVI Ltd, 144A
6.125% 5/15/29 307,866
2,070
Mineral Resources Ltd, 144A
8.500% 5/01/30 2,157,615
1,580
Mineral Resources Ltd, 144A
8.000% 11/01/27 1,619,953
710
NOVA Chemicals Corp, 144A
8.500% 11/15/28 744,549
600
OCP SA, 144A
5.125% 6/23/51 453,815
960
Olympus Water US Holding Corp, 144A
4.250% 10/01/28 863,803
1,160
Olympus Water US Holding Corp, 144A
6.250% 10/01/29 1,030,266
585
Owens-Brockway Glass Container Inc, 144A
7.250% 5/15/31 593,126
945 Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group
Issuer LLC, 144A
4.375% 9/30/28 883,476
1,500
Sasol Financing USA LLC
5.500% 3/18/31 1,262,721
500
Sasol Financing USA LLC, 144A
8.750% 5/03/29 509,814
450 Summit Materials LLC / Summit Materials Finance Corp,
144A
7.250% 1/15/31 474,167
4,270
SunCoke Energy Inc, 144A
4.875% 6/30/29 3,840,514
2,000 Trinseo Materials Operating SCA / Trinseo Materials Finance
Inc, 144A
5.125% 4/01/29 814,978
2,850
Tronox Inc, 144A
4.625% 3/15/29 2,524,525

Principal
Amount (000)   Description (a) Coupon Maturity Value
Materials (continued)
$ 214
Volcan Cia Minera SAA, 144A
4.375% 2/11/26 $ 132,961
380
WR Grace Holdings LLC, 144A
4.875% 6/15/27 365,598
Total Materials 31,693,276
Media & Entertainment - 7.1%
100
CCO Holdings LLC / CCO Holdings Capital Corp, 144A
4.500% 8/15/30 90,148
642
Cinemark USA Inc, 144A
8.750% 5/01/25 645,210
1,700
CSC Holdings LLC, 144A
11.250% 5/15/28 1,751,612
1,500
CSC Holdings LLC, 144A
6.500% 2/01/29 1,323,900
1,250
CSC Holdings LLC, 144A
5.375% 2/01/28 1,104,167
2,285 Directv Financing LLC / Directv Financing Co-Obligor Inc,
144A
5.875% 8/15/27 2,146,933
2,550
DISH DBS Corp
5.125% 6/01/29 1,314,244
1,750
DISH Network Corp, 144A
11.750% 11/15/27 1,826,750
1,000
Getty Images Inc, 144A
9.750% 3/01/27 1,005,833
1,545
Gray Escrow Inc, 144A
5.375% 11/15/31 1,165,700
1,325
Gray Television Inc, 144A
4.750% 10/15/30 997,393
1,275
LCPR Senior Secured Financing DAC, 144A
5.125% 7/15/29 1,110,698
1,225
Rackspace Technology Global Inc, 144A
3.500% 2/15/28 491,966
530
Univision Communications Inc, 144A
7.375% 6/30/30 528,480
2,500
UPC Broadband Finco BV, 144A
4.875% 7/15/31 2,200,275
925
Virgin Media Secured Finance PLC, 144A
5.500% 5/15/29 893,774
4,000
VZ Secured Financing BV, 144A
5.000% 1/15/32 3,414,886
Total Media & Entertainment 22,011,969
Pharmaceuticals, Biotechnology & Life Sciences - 2.1%
2,740
Bausch Health Cos Inc, 144A
4.875% 6/01/28 1,650,146
220
Emergent BioSolutions Inc, 144A
3.875% 8/15/28 89,100
2,650
Organon & Co / Organon Foreign Debt Co-Issuer BV, 144A
5.125% 4/30/31 2,265,339
1,300
Teva Pharmaceutical Finance Netherlands III BV
6.750% 3/01/28 1,328,600
1,000
Teva Pharmaceutical Finance Netherlands III BV
8.125% 9/15/31 1,090,581
Total Pharmaceuticals, Biotechnology & Life Sciences 6,423,766
Real Estate Management & Development - 1.4%
1,758 Anywhere Real Estate Group LLC / Anywhere Co-Issuer
Corp, 144A
7.000% 4/15/30 1,621,579
2,175
Kennedy-Wilson Inc
5.000% 3/01/31 1,726,950
1,125
Kennedy-Wilson Inc
4.750% 3/01/29 939,285
Total Real Estate Management & Development 4,287,814
Software & Services - 3.3%
4,200
Ahead DB Holdings LLC, 144A
6.625% 5/01/28 3,659,250
2,225
CA Magnum Holdings, 144A
5.375% 10/31/26 2,069,250
2,000
Condor Merger Sub Inc, 144A
7.375% 2/15/30 1,826,503
3,000
Virtusa Corp, 144A
7.125% 12/15/28 2,568,750
Total Software & Services 10,123,753
Technology Hardware & Equipment - 1.3%
3,125
Imola Merger Corp, 144A
4.750% 5/15/29 2,969,074
1,000
NCR Corp ATM, 144A
9.500% 4/01/29 1,062,496
Total Technology Hardware & Equipment 4,031,570

Nuveen Global High Income Fund
(continued)
Portfolio of Investments
December 31, 2023
28
JGH
Principal
Amount (000)   Description (a) Coupon Maturity Value
Telecommunication Services - 5.7%
$ 1,830
Altice France SA/France, 144A
5.500% 10/15/29 $ 1,434,948
355
Altice France SA/France, 144A
8.125% 2/01/27 327,250
1,550
C&W Senior Financing DAC, 144A
6.875% 9/15/27 1,444,135
1,000
Cablevision Lightpath LLC, 144A
3.875% 9/15/27 878,145
725
CT Trust, 144A
5.125% 2/03/32 633,623
1,905
Frontier Communications Holdings LLC, 144A
6.000% 1/15/30 1,625,239
1,500
Frontier Communications Holdings LLC, 144A
8.625% 3/15/31 1,529,403
2,375
Iliad Holding SASU, 144A
7.000% 10/15/28 2,363,337
1,155
Iliad Holding SASU, 144A
6.500% 10/15/26 1,152,740
1,500
Liberty Costa Rica Senior Secured Finance, 144A
10.875% 1/15/31 1,534,880
900
Millicom International Cellular SA, 144A
5.125% 1/15/28 838,215
250
Millicom International Cellular SA, 144A
4.500% 4/27/31 207,853
1,375
Sitios Latinoamerica SAB de CV, 144A
5.375% 4/04/32 1,278,060
2,880
Vmed O2 UK Financing I PLC, 144A
4.750% 7/15/31 2,570,705
Total Telecommunication Services 17,818,533
Transportation - 2.5%
1,000
Aeropuertos Dominicanos Siglo XXI SA, 144A
6.750% 3/30/29 999,500
1,100
Allegiant Travel Co, 144A
7.250% 8/15/27 1,076,286
1,000
American Airlines Inc, 144A
8.500% 5/15/29 1,055,999
500
Cargo Aircraft Management Inc, 144A
4.750% 2/01/28 457,605
1,340
First Student Bidco Inc / First Transit Parent Inc, 144A
4.000% 7/31/29 1,161,887
580
GN Bondco LLC, 144A
9.500% 10/15/31 566,248
750
Grupo Aeromexico SAB de CV, 144A
8.500% 3/17/27 723,921
1,750
Transnet SOC Ltd, 144A
8.250% 2/06/28 1,761,025
Total Transportation 7,802,471
Utilities - 6.7%
750
AES Espana BV, 144A
5.700% 5/04/28 680,625
2,000
AmeriGas Partners LP / AmeriGas Finance Corp, 144A
9.375% 6/01/28 2,065,355
2,815
Atlantica Sustainable Infrastructure PLC, 144A
4.125% 6/15/28 2,638,195
1,625
Electricidad Firme de Mexico Holdings SA de CV, 144A
4.900% 11/20/26 1,463,674
1,000 EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime
Energia SpA, 144A
5.375% 12/30/30 781,008
1,400
Eskom Holdings SOC Ltd, 144A
6.350% 8/10/28 1,359,951
500
Eskom Holdings SOC Ltd, 144A
8.450% 8/10/28 506,500
4,425
Ferrellgas LP / Ferrellgas Finance Corp, 144A
5.875% 4/01/29 4,180,111
750
NPC Ukrenergo, 144A
6.875% 11/09/28 197,250
250 Suburban Propane Partners LP/Suburban Energy Finance
Corp, 144A
5.000% 6/01/31 226,647
2,250
Superior Plus LP / Superior General Partner Inc, 144A
4.500% 3/15/29 2,086,358
3,750
Talen Energy Supply LLC, 144A
8.625% 6/01/30 3,984,496
599
UEP Penonome II SA, 144A
6.500% 10/01/38 455,196
Total Utilities 20,625,366
Total Corporate Bonds
(cost $302,860,923) 280,154,182

Principal
Amount (000) Description (a) Coupon Maturity Value
X –
SOVEREIGN DEBT - 14.4% (10.5% of Total Investments) X 44,711,553
Angola - 1.0%
$ 1,500 Angolan Government International Bond,
144A
8.250% 5/09/28 $ 1,379,820
1,050 Angolan Government International Bond,
144A
8.750% 4/14/32 921,883
900 Angolan Government International Bond,
144A
8.000% 11/26/29 798,210
Total Angola 3,099,913
Colombia - 1.6%
3,175 Colombia Government International Bond 3.250% 4/22/32 2,519,931
1,320 Colombia Government International Bond 7.500% 2/02/34 1,392,636
1,400 Colombia Government International Bond 3.125% 4/15/31 1,138,395
Total Colombia 5,050,962
Cote d'Ivoire - 0.7%
2,239 Ivory Coast Government International Bond,
144A
5.750% 12/31/32 2,111,830
Total Cote d'Ivoire 2,111,830
Dominican Republic - 1.2%
1,500 Dominican Republic International Bond,
144A
4.875% 9/23/32 1,363,725
1,175 Dominican Republic International Bond,
144A
5.300% 1/21/41 1,014,906
1,000 Dominican Republic International Bond,
144A
4.500% 1/30/30 920,000
650 Dominican Republic International Bond,
144A
5.500% 2/22/29 634,562
Total Dominican Republic 3,933,193
Ecuador - 0.3%
1,768 Ecuador Government International Bond,
144A
5.000% 7/31/30 817,131
371 Ecuador Government International Bond,
144A
1.000% 7/31/35 131,999
80 Ecuador Government International Bond,
144A
0.000% 7/31/30 22,689
Total Ecuador 971,819
Egypt - 1.1%
2,300 Egypt Government International Bond,
144A
7.053% 1/15/32 1,570,362
1,700 Egypt Government International Bond,
144A
7.600% 3/01/29 1,294,822
975 Egypt Government International Bond,
144A
8.500% 1/31/47 604,418
Total Egypt 3,469,602
El Salvador - 0.3%
925 El Salvador Government International Bond,
144A
8.625% 2/28/29 827,875
Total El Salvador 827,875
Guatemala - 0.3%
1,000 Guatemala Government Bond, 144A 6.125% 6/01/50 946,250
Total Guatemala 946,250

Nuveen Global High Income Fund
(continued)
Portfolio of Investments
December 31, 2023
30
JGH
Principal
Amount (000)   Description (a) Coupon Maturity Value
Honduras - 0.6%
$ 1,250 Honduras Government International Bond,
144A
6.250% 1/19/27 $ 1,196,875
750 Honduras Government International Bond,
144A
5.625% 6/24/30 667,500
Total Honduras 1,864,375
Iraq - 0.5%
1,744 Iraq International Bond, 144A 5.800% 1/15/28 1,627,682
Total Iraq 1,627,682
Jordan - 0.6%
825 Jordan Government International Bond,
144A
5.850% 7/07/30 766,298
500 Jordan Government International Bond,
144A
7.750% 1/15/28 516,590
500 Jordan Government International Bond,
144A
6.125% 1/29/26 497,580
Total Jordan 1,780,468
Kenya - 0.8%
2,000 Republic of Kenya Government International
Bond, 144A
7.000% 5/22/27 1,871,980
825 Republic of Kenya Government International
Bond, 144A
6.300% 1/23/34 659,851
Total Kenya 2,531,831
Mongolia - 0.4%
675 Mongolia Government International Bond,
144A
4.450% 7/07/31 563,709
500 Mongolia Government International Bond,
144A
8.650% 1/19/28 522,654
Total Mongolia 1,086,363
Morocco - 0.2%
530 Morocco Government International Bond,
144A
6.500% 9/08/33 558,653
Total Morocco 558,653
Nigeria - 0.7%
1,425 Nigeria Government International Bond,
144A
7.875% 2/16/32 1,278,937
1,200 Nigeria Government International Bond,
144A
6.125% 9/28/28 1,062,000
Total Nigeria 2,340,937
Oman - 0.3%
800 Oman Government International Bond,
144A
6.750% 10/28/27 844,000
Total Oman 844,000
Paraguay - 0.2%
600 Paraguay Government International Bond,
144A
3.849% 6/28/33 529,800
Total Paraguay 529,800
Republic of Serbia - 0.5%
1,375 Serbia International Bond, 144A 6.500% 9/26/33 1,409,375
Total Republic of Serbia 1,409,375

Principal
Amount (000)   Description (a) Coupon Maturity Value
Rwanda - 0.6%
$ 2,450 Rwanda International Government Bond,
144A
5.500% 8/09/31 $ 1,956,937
Total Rwanda 1,956,937
Senegal - 0.6%
2,100 Senegal Government International Bond,
144A
6.250% 5/23/33 1,873,242
Total Senegal 1,873,242
South Africa - 0.3%
1,400 Republic of South Africa Government
International Bond
5.000% 10/12/46 1,033,984
Total South Africa 1,033,984
Turkey - 0.9%
1,500 Turkey Government International Bond 6.500% 9/20/33 1,433,343
1,250 Turkey Government International Bond 5.875% 6/26/31 1,165,625
Total Turkey 2,598,968
Ukraine - 0.1%
675 Ukraine Government International Bond,
144A
7.750% 9/01/27 180,225
750 Ukraine Government International Bond,
144A
7.253% 3/15/35 174,000
500 Ukraine Government International Bond,
144A
6.876% 5/21/31 113,281
Total Ukraine 467,506
Uzbekistan - 0.6%
1,075 Republic of Uzbekistan International Bond,
144A
5.375% 2/20/29 1,016,228
745 Republic of Uzbekistan International Bond,
144A
7.850% 10/12/28 779,760
Total Uzbekistan 1,795,988
Total Sovereign Debt
(cost $50,244,140) 44,711,553
Principal
Amount (000) Description (a) Coupon (c)
Reference
Rate (c) Spread (c) Maturity (d) Value
X –
VARIABLE RATE SENIOR LOAN INTERESTS - 11.7% (8.6% of Total Investments) (c) X 36,259,913
Capital Goods - 2.1%
$ 2,498 Emrld Borrower LP, Term Loan B 8.356% SOFR30A 3.000% 5/31/30 $ 2,510,043
900 TransDigm, Inc., Term Loan J 8.598% SOFR90A 3.250% 2/28/31 905,107
3,018 Windsor Holdings III, LLC, Term
Loan B
9.841% TSFR1M 4.500% 8/01/30 3,043,840
Total Capital Goods 6,458,990
Consumer Discretionary Distribution & Retail - 1.2%
1,455 Great Outdoors Group, LLC,
Term Loan B
9.110% SOFR30A 3.750% 3/05/28 1,457,072
1,955 PetSmart, Inc., Term Loan B 9.206% SOFR30A 3.750% 2/12/28 1,936,428
219 WOOF Holdings, Inc, Term
Loan, First Lien
9.360% SOFR90A 3.750% 12/21/27 178,293
Total Consumer Discretionary Distribution & Retail 3,571,793

Nuveen Global High Income Fund
(continued)
Portfolio of Investments
December 31, 2023
32
JGH
Principal
Amount (000) Description (a) Coupon (c)
Reference
Rate (c) Spread (c) Maturity (d) Value
Consumer Services - 0.9%
$ 1,293 Carnival Corporation, Term
Loan B
8.357% TSFR1M 3.000% 8/09/27 $ 1,298,351
405 Formula One Holdings Limited,
Term Loan B
7.598% SOFR90A 2.250% 1/15/30 406,584
348 GVC Holdings (Gibraltar)
Limited, Term Loan B
8.948% SOFR90A 3.500% 10/31/29 349,331
644 Life Time Fitness Inc , Term
Loan B
10.611% SOFR180A 4.750% 1/15/26 648,974
Total Consumer Services 2,703,240
Food, Beverage & Tobacco - 0.9%
866 Sunshine Investments B.V., Term
Loan
9.630% SOFR90A 4.250% 5/05/29 868,008
1,950 Triton Water Holdings, Inc, Term
Loan
8.860% SOFR90A 3.250% 3/31/28 1,935,380
Total Food, Beverage & Tobacco 2,803,388
Health Care Equipment & Services - 2.5%
407 Embecta Corp, Term Loan, (WI/
DD)
TBD TBD TBD TBD 400,096
566 ICON Luxembourg S.A.R.L.,
Term Loan
7.860% SOFR90A 2.250% 7/03/28 568,404
2,977 Medline Borrower, LP, Term
Loan B
8.356% SOFR30A 3.000% 10/21/28 2,995,643
2,803 Onex TSG Intermediate Corp.,
Term Loan B
10.395% TSFR3M 4.750% 2/28/28 2,773,342
1,164 Select Medical Corporation,
Term Loan B1
8.356% SOFR30A 3.000% 3/05/27 1,166,333
4 US Radiology Specialists, Inc.,
Term Loan
10.748% SOFR90A 5.250% 12/15/27 3,641
Total Health Care Equipment & Services 7,907,459
Household & Personal Products - 0.2%
780 Journey Personal Care Corp.,
Term Loan B
9.720% 1-Month LIBOR 4.250% 3/01/28 772,200
Total Household & Personal Products 772,200
Insurance - 0.2%
623 USI, Inc., Term Loan 8.598% SOFR90A 3.250% 9/27/30 625,189
Total Insurance 625,189
Materials - 0.8%
2,125 Nouryon Finance B.V., Term
Loan B
9.467% TSFR3M 4.000% 4/03/28 2,135,276
279 W.R. Grace & Co.-Conn., Term
Loan B
9.360% SOFR90A 3.750% 9/22/28 280,622
Total Materials 2,415,898
Pharmaceuticals, Biotechnology & Life Sciences - 0.7%
141 ICON Luxembourg S.A.R.L.,
Term Loan
7.860% SOFR90A 2.250% 7/03/28 141,618
1,989 Jazz Financing Lux S.a.r.l., Term
Loan
8.970% SOFR30A 3.500% 5/05/28 2,001,515
Total Pharmaceuticals, Biotechnology & Life Sciences 2,143,133
Software & Services - 0.4%
1,163 Open Text Corporation, Term
Loan B
8.206% SOFR30A 2.750% 1/31/30 1,166,971
Total Software & Services 1,166,971

Principal
Amount (000) Description (a) Coupon (c)
Reference
Rate (c) Spread (c) Maturity (d) Value
Telecommunication Services - 0.2%
$ 628 GOGO Intermediate Holdings
LLC, Term Loan B
9.220% SOFR30A 3.750% 4/28/28 $ 630,009
Total Telecommunication Services 630,009
Transportation - 1.4%
675 AAdvantage Loyalty IP Ltd.,
Term Loan
10.427% SOFR90A 4.750% 4/20/28 694,460
3,122 Air Canada, Term Loan B 9.139% TSFR3M 3.500% 8/11/28 3,135,861
593 Brown Group Holding, LLC,
Term Loan B2
9.126% SOFR30A +
SOFR90A
3.750% 6/09/29 594,888
10 SkyMiles IP Ltd., Term Loan B 9.166% SOFR90A 3.750% 10/20/27 10,153
Total Transportation 4,435,362
Utilities - 0.2%
622 Talen Energy Supply, LLC, Term
Loan B
9.869% SOFR90A 4.500% 5/17/30 626,281
Total Utilities 626,281
Total Variable Rate Senior Loan Interests
(cost $35,868,559) 36,259,913
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 9.0% (6.5% of Total
Investments) X 27,776,208
Automobiles & Components - 0.4%
$ 1,473
General Motors Financial Co Inc
5.750% N/A (e) $ 1,306,551
Total Automobiles & Components 1,306,551
Banks - 1.1%
840
Citigroup Inc
7.625% N/A (e) 857,724
1,000
NBK Tier 1 Ltd, 144A
3.625% N/A (e) 899,500
345
PNC Financial Services Group Inc/The
6.200% N/A (e) 335,422
475
Turkiye Garanti Bankasi AS, 144A
7.177% 5/24/27 467,495
825
Wells Fargo & Co
7.625% N/A (e) 865,682
Total Banks 3,425,823
Capital Goods - 0.9%
1,000
AerCap Global Aviation Trust, 144A
6.500% 6/15/45 1,001,490
1,750
AerCap Holdings NV
5.875% 10/10/79 1,727,947
Total Capital Goods 2,729,437
Energy - 1.3%
2,000
Enbridge Inc
8.500% 1/15/84 2,127,292
1,900
Energy Transfer LP
6.500% N/A (e) 1,805,532
Total Energy 3,932,824
Financial Services - 0.4%
1,500
Ally Financial Inc
4.700% N/A (e) 1,125,092
Total Financial Services 1,125,092
Food, Beverage & Tobacco - 0.7%
1,500
Land O' Lakes Inc, 144A
8.000% N/A (e) 1,305,000
1,000
Land O' Lakes Inc, 144A
7.000% N/A (e) 745,000
Total Food, Beverage & Tobacco 2,050,000

Nuveen Global High Income Fund
(continued)
Portfolio of Investments
December 31, 2023
34
JGH
Principal
Amount (000) Description (a) Coupon Maturity Value
Insurance - 0.9%
$ 1,000
Assurant Inc
7.000% 3/27/48 $ 1,008,105
1,765
Enstar Finance LLC
5.750% 9/01/40 1,652,112
Total Insurance 2,660,217
Media & Entertainment - 0.5%
1,750
Paramount Global
6.375% 3/30/62 1,575,000
Total Media & Entertainment 1,575,000
Technology Hardware & Equipment - 0.4%
1,500
Vodafone Group PLC
4.125% 6/04/81 1,287,759
Total Technology Hardware & Equipment 1,287,759
Telecommunication Services - 0.4%
1,300
Network i2i Ltd, 144A
5.650% N/A (e) 1,281,059
Total Telecommunication Services 1,281,059
Utilities - 2.0%
2,000
Edison International
5.375% N/A (e) 1,891,598
1,000
Emera Inc
6.750% 6/15/76 979,219
1,500
NRG Energy Inc, 144A
10.250% N/A (e) 1,561,629
2,000
Vistra Corp, 144A
7.000% N/A (e) 1,970,000
Total Utilities 6,402,446
Total $1,000 Par (or similar) Institutional Preferred
(cost $29,106,141) 27,776,208
Principal
Amount (000) Description (a),(f) Coupon Maturity Value
X –
CONTINGENT CAPITAL SECURITIES - 7.8% (5.7% of Total Investments) X 24,182,881
Banks - 6.8%
$ 1,800
Banco Bilbao Vizcaya Argentaria SA
9.375% N/A (e) $ 1,925,257
1,980
Banco Mercantil del Norte SA/Grand Cayman, 144A
6.750% N/A (e) 1,952,104
1,200
Banco Santander SA
9.625% N/A (e) 1,311,000
1,000
Banco Santander SA, Reg S
7.500% N/A (e) 1,000,000
1,100
Banco Santander SA
4.750% N/A (e) 927,015
1,000
Bancolombia SA
4.625% 12/18/29 926,575
1,475
Barclays PLC
8.000% N/A (e) 1,447,583
1,000
BBVA Bancomer SA/Texas, 144A
8.450% 6/29/38 1,066,070
1,000
BNP Paribas SA, 144A
7.000% N/A (e) 981,676
2,000
ING Groep NV
6.500% N/A (e) 1,947,774
2,000
Intesa Sanpaolo SpA, 144A
7.700% N/A (e) 1,965,216
1,000
Lloyds Banking Group PLC
8.000% N/A (e) 1,001,998
2,000
Macquarie Bank Ltd/London, 144A
6.125% N/A (e) 1,857,904
1,665
Societe Generale SA, 144A
10.000% N/A (e) 1,779,076
1,200
UniCredit SpA, Reg S
8.000% N/A (e) 1,192,800
Total Banks 21,282,048

Principal
Amount (000) Description (a),(f) Coupon Maturity Value
Financial Services - 1.0%
$ 1,050
Deutsche Bank AG
6.000% N/A (e) $ 950,237
1,030
UBS Group AG, 144A
9.250% N/A (e) 1,141,513
750
UBS Group AG, 144A
9.250% N/A (e) 809,083
Total Financial Services 2,900,833
Total Contingent Capital Securities
(cost $23,968,333) 24,182,881
Shares   Description (a) Coupon Value
X –
$25 PAR (OR SIMILAR) RETAIL PREFERRED - 0.9% (0.7% of Total Investments) X 2,836,300
Banks - 0.1%
25,200 Western Alliance Bancorp 4.250% $ 434,700
Total Banks 434,700
Energy - 0.5%
60,000 NuStar Energy LP 12.405% 1,533,600
Total Energy 1,533,600
Insurance - 0.3%
35,000 American Equity Investment Life Holding Co 6.625% 868,000
Total Insurance 868,000
Total $25 Par (or similar) Retail Preferred
(cost $2,961,185) 2,836,300
Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED SECURITIES - 0.2% (0.2% of Total Investments) X 648,570
$ 750 (g) Industrial DPR Funding Ltd, 144A 5.380% 4/15/34 $ 648,570
Total Asset-Backed Securities
(cost $750,000) 648,570
Shares Description (a) Value
X –
COMMON STOCKS - 0.2% (0.1% of Total Investments) X 624,698
Semiconductors & Semiconductor Equipment - 0.0%
717 (h) Bright Bidco BV $ 260
Total Semiconductors & Semiconductor Equipment 260
Transportation - 0.2%
47,127 (h) Grupo Aeromexico SAB de CV 624,438
Total Transportation 624,438
Total Common Stocks
(cost $885,858) 624,698
Total Long-Term Investments
(cost $446,645,139) 417,194,305

Nuveen Global High Income Fund
(continued)
Portfolio of Investments
December 31, 2023
36
JGH
A
Investments in Derivatives
Principal
Amount (000) Description (a) Coupon Maturity Value
SHORT-TERM INVESTMENTS - 2.2% (1.6% of Total Investments)
X –
REPURCHASE AGREEMENTS - 2.2% (1.6% of Total Investments) X 6,825,000
$ 6,825 (i) Fixed Income Clearing Corp (FICC) 5.310% 1/02/24 $ 6,825,000
Total Repurchase Agreements
(cost $6,825,000) 6,825,000
Total Short-Term Investments
(cost $6,825,000) 6,825,000
Total Investments (cost $453,470,139 ) - 136.8% 424,019,305
Borrowings - (38.4)% (j),(k) (119,000,000)
Other Assets & Liabilities, Net -   1.6% 4,921,090
Net Assets Applicable to Common Shares - 100% $ 309,940,395
Interest Rate Swaps - OTC Uncleared
Counterparty
Notional
Amount
Fund
Pay/Receive
Floating Rate
Floating Rate
Index
Fixed Rate
(Annualized)
Fixed Rate
Payment
Frequency
Effective
Date (l)
Optional
Termination
Date
Maturity
Date Value
Unrealized
Appreciation
(Depreciation)
Morgan Stanley
Capital Services LLC $ 87,400,000 Receive
1-Month
LIBOR 1.994% Monthly 6/01/18 7/01/25 7/01/27 $ 3,109,963 $ 3,109,963
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(c) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(d) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(e) Perpetual security. Maturity date is not applicable.
(f) Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(g) For fair value measurement disclosure purposes, investment classified as Level 3.
(h) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(i) Agreement with Fixed Income Clearing Corporation, 5.310% dated 12/29/23 to be repurchased at $6,829,027 on 1/2/24, collateralized by
Government Agency Securities, with coupon rate 2.375% and maturity date 2/15/42, valued at $6,961,578.
(j) Borrowings as a percentage of Total Investments is 28.1%.
(k) The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.
(l) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
LIBOR London Inter-Bank Offered Rate
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the
United States.
REIT Real Estate Investment Trust
SOFR
180A 180 Day Average Secured Overnight Financing Rate

SOFR
30A 30 Day Average Secured Overnight Financing Rate
SOFR
90A 90 Day Average Secured Overnight Financing Rate
TBD Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
TSFR
1M CME Term SOFR 1 Month
TSFR
3M CME Term SOFR 3 Month
WI/DD When-issued or delayed delivery security.
See Notes to Financial Statements

Nuveen Core Plus Impact Fund
Consolidated Portfolio of Investments December 31, 2023
NPCT
Principal
Amount (000) Description (a) Coupon Maturity Value
LONG-TERM INVESTMENTS - 152.3%  (99.3% of Total Investments)
X –
CORPORATE BONDS - 86.6% (56.4% of Total Investments) X 297,291,905
Automobiles & Components - 1.9%
$ 4,000
Dana Inc
4.250% 9/01/30 $ 3,545,308
3,510
Ford Motor Co
3.250% 2/12/32 2,919,280
Total Automobiles & Components 6,464,588
Banks - 14.1%
5,000 (b)
Citigroup Inc
2.014% 1/25/26 4,804,564
17,000
Intesa Sanpaolo SpA, 144A
4.950% 6/01/42 12,104,378
3,583
JPMorgan Chase & Co
0.768% 8/09/25 3,474,336
5,000 (b)
Lloyds Banking Group PLC
4.976% 8/11/33 4,869,552
10,000 (b)
Standard Chartered PLC, 144A
5.300% 1/09/43 9,007,955
15,000
UniCredit SpA, 144A
5.459% 6/30/35 14,107,167
Total Banks 48,367,952
Capital Goods - 3.0%
5,800 (b)
GATX Corp
3.100% 6/01/51 3,816,375
5,000
Sociedad de Transmision Austral SA, 144A
4.000% 1/27/32 4,414,946
2,305
YMCA of Greater New York
5.021% 8/01/38 2,057,490
Total Capital Goods 10,288,811
Commercial & Professional Services - 0.5%
2,040 New York Public Library Astor Lenox & Tilden Foundations/
The/NY
4.305% 7/01/45 1,798,387
Total Commercial & Professional Services 1,798,387
Consumer Discretionary Distribution & Retail - 2.1%
10,000
Nordstrom Inc
5.000% 1/15/44 7,107,020
Total Consumer Discretionary Distribution & Retail 7,107,020
Consumer Durables & Apparel - 1.5%
5,000 EUR (c)
Arcelik AS, Reg S
3.000% 5/27/26 5,271,649
Total Consumer Durables & Apparel 5,271,649
Consumer Services - 0.6%
2,160
YMCA of Greater New York
2.303% 8/01/26 1,993,851
Total Consumer Services 1,993,851
Diversified Financials - 1.5%
5,400 EUR (c)
Power Finance Corp Ltd
1.841% 9/21/28 5,209,965
Total Diversified Financials 5,209,965
Energy - 3.8%
15,000 (b)
Santos Finance Ltd, 144A
3.649% 4/29/31 13,061,670
Total Energy 13,061,670
Equity Real Estate Investment Trusts (REITs) - 4.0%
9,915
HAT Holdings I LLC / HAT Holdings II LLC, 144A
3.375% 6/15/26 9,318,802
2,000
HAT Holdings I LLC / HAT Holdings II LLC, 144A
3.750% 9/15/30 1,684,311
1,000
HAT Holdings I LLC / HAT Holdings II LLC, 144A
8.000% 6/15/27 1,041,344

Principal
Amount (000)   Description (a) Coupon Maturity Value
Equity Real Estate Investment Trusts (REITs) (continued)
$ 2,000
Host Hotels & Resorts LP
2.900% 12/15/31 $ 1,677,970
Total Equity Real Estate Investment Trusts (REITs) 13,722,427
Financial Services - 3.4%
2,400
Community Preservation Corp/The
2.867% 2/01/30 2,102,149
4,292
Starwood Property Trust Inc, 144A
3.625% 7/15/26 4,065,726
5,710
Starwood Property Trust Inc, 144A
4.375% 1/15/27 5,381,275
Total Financial Services 11,549,150
Materials - 6.4%
1,550
Cemex SAB de CV, 144A
9.125% 12/30/49 1,650,750
5,000
LG Chem Ltd, 144A
2.375% 7/07/31 4,135,163
5,000
LYB International Finance III LLC
3.800% 10/01/60 3,539,126
8,108
Star Energy Geothermal Wayang Windu Ltd, 144A
6.750% 4/24/33 8,081,893
5,000 (b)
Teck Resources Ltd
5.200% 3/01/42 4,626,729
Total Materials 22,033,661
Media & Entertainment - 2.1%
10,000
Discovery Communications LLC
4.000% 9/15/55 7,115,410
Total Media & Entertainment 7,115,410
Real Estate Management & Development - 0.5%
2,250 EUR (c)
GTC Aurora Luxembourg SA, Reg S
2.250% 6/23/26 1,828,018
Total Real Estate Management & Development 1,828,018
Technology Hardware & Equipment - 3.5%
5,000
SK Battery America Inc, Reg S
2.125% 1/26/26 4,620,116
10,000
Vodafone Group PLC
5.125% 6/04/81 7,528,696
Total Technology Hardware & Equipment 12,148,812
Telecommunication Services - 1.0%
5,000
Verizon Communications Inc
2.987% 10/30/56 3,319,237
Total Telecommunication Services 3,319,237
Transportation - 3.0%
5,000
Delta Air Lines 2019-1 Class AA Pass Through Trust
3.204% 4/25/24 4,959,702
7,000
Norfolk Southern Corp
4.100% 5/15/21 5,270,783
Total Transportation 10,230,485
Utilities - 33.7%
1,750
AES Corp/The
2.450% 1/15/31 1,470,070
15,000 (b)
Brooklyn Union Gas Co/The, 144A
4.273% 3/15/48 11,649,108
5,100
Clearway Energy Operating LLC, 144A
3.750% 1/15/32 4,430,501
7,050
Colbun SA, 144A
3.150% 1/19/32 6,101,914
2,244
Consolidated Edison Co of New York Inc
4.300% 12/01/56 1,864,108
5,000 EUR (c)
EDP - Energias de Portugal SA
1.875% 3/14/82 4,644,649
6,188
India Cleantech Energy2021 1, 144A
4.700% 8/10/26 5,615,610
6,650
Interchile SA, 144A
4.500% 6/30/56 5,476,284
6,674 (d)
Inversiones Latin America Power Ltda, 144A
5.125% 6/15/33 3,497,106
2,000
Leeward Renewable Energy Operations LLC, 144A
4.250% 7/01/29 1,741,982
7,330 (b)
Liberty Utilities Finance GP 1, 144A
2.050% 9/15/30 5,945,622
2,033
NextEra Energy Operating Partners LP, 144A
7.250% 1/15/29 2,128,362

Nuveen Core Plus Impact Fund
(continued)
Consolidated Portfolio of Investments
December 31, 2023
40
NPCT
Principal
Amount (000)   Description (a) Coupon Maturity Value
Utilities (continued)
$ 7,000 Pattern Energy Operations LP / Pattern Energy Operations
Inc, 144A
4.500% 8/15/28 $ 6,621,017
2,667
Solar Star Funding LLC, 144A
5.375% 6/30/35 2,644,413
13,000 (b)
Southern California Edison Co
3.650% 6/01/51 9,792,641
4,000
Southern Co Gas Capital Corp
3.150% 9/30/51 2,688,048
5,000 Star Energy Geothermal Darajat II / Star Energy Geothermal
Salak, 144A
4.850% 10/14/38 4,579,056
8,075
Sunnova Energy Corp, 144A
5.875% 9/01/26 6,873,924
9,695
Sweihan PV Power Co PJSC2022 1, 144A
3.625% 1/31/49 7,957,253
4,084
Topaz Solar Farms LLC, 144A
5.750% 9/30/39 4,057,770
9,135
Topaz Solar Farms LLC, 144A
4.875% 9/30/39 8,372,007
2,641
UEP Penonome II SA, 144A
6.500% 10/01/38 2,008,218
5,800
Vena Energy Capital Pte Ltd, Reg S
3.133% 2/26/25 5,621,149
Total Utilities 115,780,812
Total Corporate Bonds
(cost $362,294,983) 297,291,905
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 20.6% (13.5% of Total
Investments) X 70,869,924
Banks - 6.9%
$ 10,375 Banco Nacional de Comercio Exterior SNC/Cayman Islands,
144A
2.720% 8/11/31 $ 8,826,300
4,250
Citigroup Inc
4.150% N/A (e) 3,647,505
3,250
JPMorgan Chase & Co
3.650% N/A (e) 2,974,185
10,195
PNC Financial Services Group Inc/The
3.400% N/A (e) 8,155,231
Total Banks 23,603,221
Capital Goods - 3.1%
12,000
Air Lease Corp
4.650% N/A (e) 10,773,550
Total Capital Goods 10,773,550
Financial Services - 1.8%
7,200
American Express Co
3.550% N/A (e) 6,172,560
Total Financial Services 6,172,560
Insurance - 1.3%
4,800
Swiss Re Finance Luxembourg SA, 144A
5.000% 4/02/49 4,584,000
Total Insurance 4,584,000
Utilities - 7.5%
5,000
Algonquin Power & Utilities Corp
4.750% 1/18/82 4,225,000
2,500
CMS Energy Corp
4.750% 6/01/50 2,257,327
2,500
CMS Energy Corp
3.750% 12/01/50 1,973,435
8,000 EUR (c)
Engie SA, Reg S
1.875% N/A (e) 7,303,240
4,600
Sempra
4.125% 4/01/52 3,947,576
5,000
Southern Co/The
3.750% 9/15/51 4,552,515
1,500
Vistra Corp, 144A
7.000% N/A (e) 1,477,500
Total Utilities 25,736,593
Total $1,000 Par (or similar) Institutional Preferred
(cost $83,644,459) 70,869,924

Principal
Amount (000) Description (a) Coupon Maturity Value
X–
MORTGAGE-BACKED SECURITIES - 19.1% (12.5% of Total Investments) X 65,698,986
$ 6,500 (f) Alen 2021-ACEN Mortgage Trust, (TSFR1M reference rate +
4.114% spread), 144A
9.476% 4/15/34 $ 2,970,035
5,000 (f) BAMLL Commercial Mortgage Securities Trust 2021-JACX,
(TSFR1M reference rate + 3.864% spread), 144A
9.226% 9/15/38 4,008,901
4,000 BBCMS Mortgage Trust 2020-C6, 144A 3.688% 2/15/53 2,651,885
3,840 Benchmark 2019-B10 Mortgage Trust, 144A 3.899% 3/15/62 2,643,013
7,887 COMM 2020-CX Mortgage Trust, 144A 2.683% 11/10/46 4,869,301
45,743 Freddie Mac Multifamily ML Certificates, 2021 ML12, (I/O) 1.224% 7/25/41 4,482,326
28,242 Freddie Mac Multifamily ML Certificates, 2021 ML10, (I/O) 2.058% 1/25/38 4,382,528
64,977 Freddie Mac Multifamily ML Certificates, 2021 ML11, (I/O),
144A
0.667% 3/25/38 3,581,549
24,660 Freddie Mac Multifamily ML Certificates, 2023 ML18 1.508% 9/25/37 2,592,259
680 Hudson Yards 2016-10HY Mortgage Trust, 144A 2.835% 8/10/38 632,578
2,500 Hudson Yards 2019-55HY Mortgage Trust, 144A 2.943% 12/10/41 1,797,075
5,000 J.P. Morgan Chase Commercial Mortgage Securities Trust
2018-AON, 144A
4.613% 7/05/31 1,069,328
10,000 MFT Trust 2020-ABC, 144A 3.477% 2/10/42 4,194,962
700 (f) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M reference rate + 3.579% spread), 144A
8.941% 7/15/36 494,680
5,661 (f) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M reference rate + 2.829% spread), 144A
8.191% 7/15/36 4,290,958
7,420 NYC Commercial Mortgage Trust 2021-909, 144A 3.206% 4/10/43 3,553,307
80,369 SLG Office Trust 2021-OVA, (I/O), 144A 0.258% 7/15/41 1,197,482
3,860 SLG Office Trust 2021-OVA, 144A 2.851% 7/15/41 2,927,259
8,000 SLG Office Trust 2021-OVA, 144A 2.851% 7/15/41 5,699,168
3,500 SUMIT 2022-BVUE Mortgage Trust, 144A 2.892% 2/12/41 2,164,533
7,000 VNDO Trust 2016-350P, 144A 3.903% 1/10/35 5,495,859
Total Mortgage-Backed Securities
(cost $99,588,326) 65,698,986
Principal
Amount (000) Description (a) Coupon Maturity Value
X –
SOVEREIGN DEBT - 10.0% (6.5% of Total Investments) X 34,393,841
Benin - 2.5%
$ 10,000 EUR Benin Government International Bond,
144A
4.950% 1/22/35 $ 8,668,217
Total Benin 8,668,217
Chile - 1.1%
$ 5,000 Chile Government International Bond 3.100% 5/07/41 3,801,311
Total Chile 3,801,311
Mexico - 2.2%
5,000 EUR Mexico Government International Bond 2.250% 8/12/36 4,324,945
3,150 Mexico Government International Bond 4.875% 5/19/33 3,035,649
Total Mexico 7,360,594
United States - 4.2%
7,060 United States Treasury Note/Bond 4.750% 11/15/43 7,572,953
4,934 United States Treasury Note/Bond 4.375% 11/30/28 5,048,870
1,922 United States Treasury Note/Bond 4.875% 11/30/25 1,941,896
Total United States 14,563,719
Total Sovereign Debt
(cost $39,486,279) 34,393,841

Nuveen Core Plus Impact Fund
(continued)
Consolidated Portfolio of Investments
December 31, 2023
42
NPCT
Shares   Description (a) Coupon Value
X –
$25 PAR (OR SIMILAR) RETAIL PREFERRED - 5.9% (3.8% of Total Investments) X 20,094,273
Capital Goods - 1.5%
269,000 Triton International Ltd 5.750% $ 5,162,110
Total Capital Goods 5,162,110
Financial Services - 1.5%
300,000 Affiliated Managers Group Inc 4.200% 4,992,000
Total Financial Services 4,992,000
Real Estate Management & Development - 0.3%
77,904 Brookfield Property Partners LP 5.750% 895,117
Total Real Estate Management & Development 895,117
Utilities - 2.6%
100,426 Brookfield Infrastructure Partners LP 5.125% 1,661,046
200,000 Brookfield Renewable Partners LP 5.250% 3,410,000
200,000 CMS Energy Corp 4.200% 3,974,000
Total Utilities 9,045,046
Total $25 Par (or similar) Retail Preferred
(cost $28,938,056) 20,094,273
Principal
Amount (000) Description (a)
Optional Call
Provisions (g) Value
–
MUNICIPAL BONDS - 3.5% (2.3% of Total Investments) X 12,048,989
Arizona - 0.2%
$ 810 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, KIPPC NYC Public Charter Schools - Gerard Facility Project, Series
2021C, 3.250%, 7/01/31
No Opt. Call $ 707,566
Total Arizona 707,566
District of Columbia - 0.1%
254 District of Columbia Water and Sewer Authority, Public Utility Revenue
Bonds, Taxable Senior Lien Green Series 2014A, 4.814%, 10/01/14
No Opt. Call 253,481
Total District of Columbia 253,481
Indiana - 0.0%
234 (d) Fort Wayne, Indiana Economic Development, Solid Waste Facility
Revenue Bonds, Do Good Foods LLC Fort Wayne, Taxable Series 2022A-2,
10.750%, 12/01/29
No Opt. Call 23
Total Indiana 23
Michigan - 1.4%
City of Detroit, Michigan, General Obligation Bonds, Series 2021
:
1,000 2.960%, 4/01/27 No Opt. Call 898,128
500 3.110%, 4/01/28 No Opt. Call 438,006
2,245 3.244%, 4/01/29 No Opt. Call 1,917,561
425 3.344%, 4/01/30 No Opt. Call 353,240
1,575 Detroit, Wayne County, Michigan, General Obligation Bonds, Taxable
Series 2021B, 3.644%, 4/01/34
4/31 at 100.00 1,232,941
Total Michigan 4,839,876
Montana - 0.3%
1,000 County of Gallatin, Montana, Series 2022, 11.500%, 9/01/27, 144A 9/25 at 103.00 1,059,356
Total Montana 1,059,356

A
Principal
Amount (000) Description (a)
Optional Call
Provisions (g) Value
New York - 1.5%
$ 5,300 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Taxable Green Climate Certified Series 2020C-2, 5.175%,
11/15/49
No Opt. Call $ 5,188,687
Total New York 5,188,687
Total Municipal Bonds
(cost $15,192,201) 12,048,989
Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED SECURITIES - 3.5% (2.3% of Total Investments) X 11,887,061
$ 1,000 Frontier Issuer LLC, 2023 1, 144A 8.300% 8/20/53 $ 992,928
1,000 Frontier Issuer LLC, 2023 1, 144A 11.500% 8/20/53 985,286
2,126 GoodLeap Sustainable Home Solutions Trust 2021-3, 144A 3.500% 5/20/48 1,384,634
2,306 GoodLeap Sustainable Home Solutions Trust 2021-4, 144A 3.500% 7/20/48 1,680,198
4,293 (h) Mosaic Solar Loan Trust 2019-2, 144A 0.000% 9/20/40 1,309,655
4,895 (h) Mosaic Solar Loan Trust 2020-1, 144A 0.000% 4/20/46 3,111,815
2,500 Tesla Auto Lease Trust 2021-B, 144A 1.320% 9/22/25 2,422,545
Total Asset-Backed Securities
(cost $15,960,168) 11,887,061
Principal
Amount (000) Description (a) Coupon (i)
Reference
Rate (i) Spread (i) Maturity (j) Value
X –
VARIABLE RATE SENIOR LOAN INTERESTS - 3.1% (2.0% of Total Investments) (i) X 10,725,148
Commercial & Professional Services - 2.8%
$ 10,365 Liberty Tire Recycling Holdco,
LLC, Term Loan
10.110% SOFR90A 4.500% 5/07/28 $ 9,652,301
Total Commercial & Professional Services 9,652,301
Utilities - 0.3%
1,071 ExGen Renewables IV, LLC,
Term Loan
8.150% SOFR90A 2.500% 12/15/27 1,072,847
Total Utilities 1,072,847
Total Variable Rate Senior Loan Interests
(cost $11,401,908) 10,725,148
Total Long-Term Investments
(cost $656,506,380) 523,010,127
Principal
Amount (000) Description (a) Coupon Maturity Value
SHORT-TERM INVESTMENTS - 1.1% (0.7% of Total Investments)
X –
REPURCHASE AGREEMENTS - 1.1% (0.7% of Total Investments) X 3,575,000
$ 3,575 (k) Fixed Income Clearing Corp (FICC) 5.310% 1/02/24 $ 3,575,000
Total Repurchase Agreements
(cost $3,575,000) 3,575,000
Total Short-Term Investments
(cost $3,575,000) 3,575,000
Total Investments (cost $660,081,380 ) - 153.4% 526,585,127
Borrowings - (22.0)% (l),(m) (75,500,000)
Reverse Repurchase Agreements, including accrued interest - (13.4)%(n) (46,171,781)
TFP Shares, Net - (20.3)%(o) (69,679,262)
Other Assets & Liabilities, Net -   2.3% 8,111,066
Net Assets Applicable to Common Shares - 100% $ 343,345,150

Nuveen Core Plus Impact Fund
(continued)
Consolidated Portfolio of Investments
December 31, 2023
44
NPCT
Investments in Derivatives
Forward Foreign Currency Contracts
Currency Purchased
Notional
Amount
(Local
Currency)
Currency
Sold
Notional
Amount
(Local
Currency) Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
U.S. Dollar 7,301,062 Euro 6,858,671 JPMorgan Chase Bank, N.A. 1/16/24 $ (274,393)
Cross Currency Swaps - OTC Uncleared
Counterparty
Terms of payments
to be paid
Terms of payments
to be received Currency
Maturity
Date
Notional
Amount
(Local
Currency) Value
Upfront
Premiums
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Citibank N.A. Fixed annual 2.250% Fixed semi-annual
3.562%
USD
EUR
6/23/26 2,725,875
2,250,000
$ 204,848 $ 25,316 $ 179,532
Citibank N.A. Fixed semi-annual
1.875%
Fixed annual 3.472% USD
EUR
7/02/31 5,904,500
5,000,000
563,907 16,125 547,782
Citibank N.A. Fixed semi-annual
1.875%
Fixed annual 3.493% USD
EUR
7/02/31 3,543,900
3,000,000
344,778 (7,086) 351,864
Citibank N.A. Fixed semi-annual
2.250%
Fixed annual 3.775% USD
EUR
8/12/36 5,909,000
5,000,000
674,244 12,327 661,917
JPMorgan Chase Bank,
N.A.
Fixed semi-annual
1.875%
Fixed annual 3.431% USD
EUR
6/14/29 5,905,000
5,000,000
478,944 (3,155) 482,099
Morgan Stanley Capital
Services LLC
Fixed semi-annual
3.000%
Fixed annual 4.330% USD
EUR
5/27/26 6,088,500
5,000,000
482,120 4,251 477,869
Morgan Stanley Capital
Services LLC
Fixed semi-annual
1.841%
Fixed annual 3.337% USD
EUR
9/21/28 6,376,320
5,400,000
479,350 (4) 479,354
Total
$ 3,228,191 $ 47,774
$ 3,180,417
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $64,430,295 have been pledged as collateral for reverse repurchase agreements.
(c) All or a portion of this security is owned by Nuveen Core Plus Impact Fund Ltd. which is a 100% owned subsidiary of the fund.
(d) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e) Perpetual security. Maturity date is not applicable.
(f) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(g) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(h) For fair value measurement disclosure purposes, investment classified as Level 3.
(i) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(j) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(k) Agreement with Fixed Income Clearing Corporation, 5.310% dated 12/29/23 to be repurchased at $3,577,109 on 1/2/24, collateralized by
Government Agency Securities, with coupon rate 3.375% and maturity date 5/15/33, valued at $3,646,537.
(l) Borrowings as a percentage of Total Investments is 14.3%.
(m) The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.
(n) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 8.8%.
(o) TFP Shares, Net as a percentage of Total Investments is 13.2%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
EUR Euro
I/O Interest only security

Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the
United States.
REIT Real Estate Investment Trust
SOFR
90A 90 Day Average Secured Overnight Financing Rate
TSFR
1M CME Term SOFR 1 Month
See Notes to Financial Statements

Nuveen Mortgage and Income Fund
Portfolio of Investments December 31, 2023
JLS
Principal
Amount (000) Description (a) Coupon Maturity Value
LONG-TERM INVESTMENTS - 135.7%  (99.2% of Total Investments)
X–
MORTGAGE-BACKED SECURITIES - 97.0% (70.9% of Total Investments) X 99,777,597
$ 500 (b) Alen 2021-ACEN Mortgage Trust, (TSFR1M reference rate +
4.114% spread), 144A
9.476% 4/15/34 $ 228,464
1,000 (c) BANK 2017 -BNK6 3.851% 7/15/60 836,932
1,000 BANK 2019-BNK21, 2019 BN21, 144A 2.500% 10/17/52 525,834
1,000 BBCMS Mortgage Trust 2020-C6, 2020 C6, 144A 3.688% 2/15/53 758,055
1,500 Benchmark 2020-B18 Mortgage Trust, 2020 B18, 144A 4.139% 7/15/53 1,329,904
845 (c) CD 2016-CD1 Mortgage Trust 3.631% 8/10/49 541,406
1,500 CD 2016-CD2 Mortgage Trust 3.978% 11/10/49 1,141,990
1,978 (c) CD 2017-CD3 Mortgage Trust 4.538% 2/10/50 862,748
24 CF 2020-P1 Mortgage Trust, 2020 P1, 144A 2.840% 4/15/25 23,272
672 CFK Trust 2019-FAX, 2019 FAX, 144A 4.637% 1/15/39 596,562
418 CHL Mortgage Pass-Through Trust 2006-HYB1 4.271% 3/20/36 374,871
1,500 (c) COMM 2013-LC13 Mortgage Trust, 144A 5.391% 8/10/46 1,305,454
925 (c) COMM 2014-CCRE15 Mortgage Trust 4.559% 2/10/47 812,022
700 COMM 2014-CCRE15 Mortgage Trust, 144A 4.559% 2/10/47 575,005
1,000 (c) COMM 2014-CCRE17 Mortgage Trust 4.377% 5/10/47 916,672
1,452 (c) COMM 2014-CCRE19 Mortgage Trust, 144A 4.697% 8/10/47 1,246,002
1,000 (c) Comm 2014-UBS2 Mortgage Trust 4.947% 3/10/47 878,162
1,500 (c) COMM 2014-UBS3 Mortgage Trust, 144A 4.767% 6/10/47 789,391
1,400 COMM 2015-CCRE22 Mortgage Trust, 144A 3.000% 3/10/48 965,895
2,000 (c) COMM 2015-CCRE23 Mortgage Trust 4.287% 5/10/48 1,650,453
1,800 (c) COMM 2015-CCRE24 Mortgage Trust 3.463% 8/10/48 1,459,862
1,245 COMM 2015-CCRE25 Mortgage Trust 3.768% 8/10/48 1,024,084
800 (c) COMM 2015-CCRE25 Mortgage Trust 4.516% 8/10/48 738,601
1,160 (c) COMM Mortgage Trust 4.585% 2/10/47 1,049,841
3,000 (b),(c) Connecticut Avenue Securities Trust 2021-R01, (SOFR30A
reference rate + 6.000% spread), 2021 R01, 144A
11.337% 10/25/41 3,079,423
625 (b) Connecticut Avenue Securities Trust 2021-R03, (SOFR30A
reference rate + 5.500% spread), 2021 R03, 144A
10.837% 12/25/41 632,799
2,100 (b) Connecticut Avenue Securities Trust 2022-R01, (SOFR30A
reference rate + 6.000% spread), 2022 R01, 144A
11.337% 12/25/41 2,150,792
2,550 (b),(c) Connecticut Avenue Securities Trust 2022-R02, (SOFR30A
reference rate + 4.500% spread), 2022 R02, 144A
9.837% 1/25/42 2,631,360
3,000 (b) Connecticut Avenue Securities Trust 2022-R03, (SOFR30A
reference rate + 6.250% spread), 2022 R03, 144A
6.349% 3/25/42 3,295,364
1,000 (b) Connecticut Avenue Securities Trust 2022-R03, (SOFR30A
reference rate + 9.850% spread), 2022 R03, 144A
14.823% 3/25/42 1,130,848
2,840 (b) Connecticut Avenue Securities Trust 2022-R05, (SOFR30A
reference rate + 7.000% spread), 2022 R05, 144A
12.337% 4/25/42 3,047,983
100 (b) Connecticut Avenue Securities Trust 2022-R07, (SOFR30A
reference rate + 4.650% spread), 144A
9.987% 6/25/42 108,493
1,900 (b) Connecticut Avenue Securities Trust 2022-R07, (SOFR30A
reference rate + 12.000% spread), 2022 R07, 144A
17.337% 6/25/42 2,255,113
960 (b),(c) Connecticut Avenue Securities Trust 2022-R07, (SOFR30A
reference rate + 6.800% spread), 144A
12.137% 6/25/42 1,063,298
450 (b) Connecticut Avenue Securities Trust 2022-R09, (SOFR30A
reference rate + 6.750% spread), 144A
12.087% 9/25/42 494,105
2,250 (b),(c) Connecticut Avenue Securities Trust 2023-R05, (SOFR30A
reference rate + 4.750% spread), 144A
10.087% 6/25/43 2,369,396
2,280 (b),(c) Connecticut Avenue Securities Trust 2023-R06, (SOFR30A
reference rate + 3.900% spread), 144A
9.188% 7/25/43 2,331,893
33,000 DOLP Trust 2021-NYC, 2021 NYC, (I/O), 144A 0.665% 5/10/41 1,199,534
4,000 (b),(c) Fannie Mae - CAS, (SOFR30A reference rate + 5.550%
spread), 144A
10.887% 1/25/43 4,304,528
639 FARM 21-1 Mortgage Trust, 2021 1, 144A 3.240% 7/25/51 465,032
83 Flagstar Mortgage Trust 2017-2, 144A 3.992% 10/25/47 74,482
7,624 Freddie Mac Multifamily ML Certificates, 2021 ML12, (I/O) 1.224% 7/25/41 747,054

Principal
Amount (000) Description (a) Coupon Maturity Value
X–
MORTGAGE-BACKED SECURITIES (continued)
$ 3,000 (b) Freddie Mac STACR REMIC Trust 2021-DNA6, (SOFR30A
reference rate + 7.500% spread), 2021 DNA6, 144A
12.837% 10/25/41 $ 3,160,119
2,275 (b) Freddie Mac STACR REMIC Trust 2022-DNA1, (SOFR30A
reference rate + 3.400% spread), 2022 DNA1, 144A
8.737% 1/25/42 2,271,581
1,000 (b) Freddie Mac STACR REMIC Trust 2022-DNA1, (SOFR30A
reference rate + 7.100% spread), 2022 DNA1, 144A
12.437% 1/25/42 1,036,761
4,900 (b),(d) Freddie Mac STACR REMIC Trust 2022-DNA2, (SOFR30A
reference rate + 4.750% spread), 2022 DNA2, 144A
10.087% 2/25/42 5,081,357
3,750 (b),(c) Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A
reference rate + 5.650% spread), 144A
8.647% 4/25/42 3,984,036
455 (b) Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A
reference rate + 4.350% spread), 2022 DNA3, 144A
9.687% 4/25/42 479,106
113 (b) Freddie Mac Strips, (SOFR30A reference rate + 5.806%
spread), 2014 327, (I/O)
0.467% 3/15/44 9,765
6,987 (b),(c) Government National Mortgage Association, (SOFR30A
reference rate + 6.250% spread), 2020 133, (I/O)
0.912% 9/20/50 939,497
1,500 GS Mortgage Securities Corp Trust 2017-SLP, 144A 4.591% 10/10/32 1,372,616
892 (b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M
reference rate + 4.222% spread), 144A
9.584% 7/15/31 65,586
1,000 (b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M
reference rate + 1.747% spread), 144A
7.109% 7/15/31 625,025
700 (b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M
reference rate + 3.097% spread), 144A
8.459% 7/15/31 167,231
700 (b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M
reference rate + 2.397% spread), 144A
7.759% 7/15/31 255,518
1,100 (b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M
reference rate + 1.897% spread), 144A
7.259% 7/15/31 506,028
1,400 (b) GS Mortgage Securities Corp Trust 2021-ARDN, (TSFR1M
reference rate + 3.464% spread), 2021 ARDN, 144A
8.826% 11/15/36 1,314,208
1,000 (b) GS Mortgage Securities Corp Trust 2021-ARDN, (TSFR1M
reference rate + 2.864% spread), 2021 ARDN, 144A
8.226% 11/15/36 942,326
2,000 (c) GS Mortgage Securities Trust 2016-GS4 3.952% 11/10/49 1,650,025
1,000 Hudson Yards 2019-55HY Mortgage Trust, 144A 2.943% 12/10/41 718,830
377 JP Morgan Chase Commercial Mortgage Securities Trust
2019-ICON UES, 144A
4.452% 5/05/32 362,817
441 JP Morgan Chase Commercial Mortgage Securities Trust
2019-ICON UES, 144A
4.452% 5/05/32 422,485
366 JP Morgan Chase Commercial Mortgage Securities Trust
2020-NNN, 2020 NNN, 144A
3.972% 1/16/37 159,400
845 (c) JP Morgan Mortgage Trust 2018-6, 2018 6, 144A 3.888% 12/25/48 715,728
2,000 (c) JPMBB Commercial Mortgage Securities Trust 2014-C22 4.559% 9/15/47 1,491,589
1,000 (c) JPMBB Commercial Mortgage Securities Trust 2015-C27 3.898% 2/15/48 921,942
760 (c) JPMBB Commercial Mortgage Securities Trust 2015-C29 4.118% 5/15/48 712,495
1,189 (c) JPMBB Commercial Mortgage Securities Trust 2016-C1 4.702% 3/17/49 1,068,694
2,000 (c) JPMCC Commercial Mortgage Securities Trust 2017-JP5 3.904% 3/15/50 1,503,298
1,500 JPMCC Commercial Mortgage Securities Trust 2017-JP6,
144A
4.454% 7/15/50 885,680
1,930 (c) JPMCC Commercial Mortgage Securities Trust 2017-JP6 3.704% 7/15/50 1,240,551
1,849 (c) JPMCC Commercial Mortgage Securities Trust 2017-JP7,
144A
4.453% 9/15/50 1,288,218
1,214 (c) Morgan Stanley Bank of America Merrill Lynch Trust 2014
C19
4.000% 12/15/47 1,125,291
226 Morgan Stanley Capital I Trust 2015-MS1 4.023% 5/15/48 207,893
182 Morgan Stanley Mortgage Loan Trust 2007-15AR 3.278% 11/25/37 121,110
1,000 MRCD 2019-MARK Mortgage Trust, 2019 PARK, 144A 2.718% 12/15/36 594,200
250 MSCG Trust 2015-ALDR, 144A 3.462% 6/07/35 213,929
750 MSCG Trust 2015-ALDR, 144A 3.462% 6/07/35 656,617
1,050 (b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M reference rate + 4.329% spread), 2019 MILE, 144A
9.691% 7/15/36 687,257
1,000 (b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M reference rate + 2.829% spread), 144A
8.191% 7/15/36 757,986

Nuveen Mortgage and Income Fund
(continued)
Portfolio of Investments
December 31, 2023
48
JLS
Principal
Amount (000) Description (a) Coupon Maturity Value
X–
MORTGAGE-BACKED SECURITIES (continued)
$ 494 (b) OPEN Trust, (TSFR1M reference rate + 5.236% spread),
2023 AIR, 144A
10.598% 10/15/28 $ 497,622
1,000 (b) PKHL Commercial Mortgage Trust 2021-MF, (TSFR1M
reference rate + 2.114% spread), 2021 MF, 144A
7.476% 7/15/38 806,086
40,180 SLG Office Trust 2021-OVA, (I/O), 144A 0.258% 7/15/41 598,674
1,624 (b),(c) SMR 2022-IND Mortgage Trust, (TSFR1M reference rate +
3.950% spread), 2022 IND, 144A
9.312% 2/15/39 1,464,132
1,500 Spruce Hill Mortgage Loan Trust 2020-SH1, 2020 SH1, 144A 3.827% 1/28/50 1,367,480
127,100 SUMIT 2022-BVUE Mortgage Trust, 2022 BVUE, (I/O), 144A 0.082% 2/12/41 635,614
428 (c) UBS-Barclays Commercial Mortgage Trust 2013-C5, 144A 3.649% 3/10/46 381,937
1,500 VNDO Trust 2016-350P, 144A 3.903% 1/10/35 1,177,684
1,300 (c) Wells Fargo Commercial Mortgage Trust 2015-NXS1 4.140% 5/15/48 1,118,594
Total Mortgage-Backed Securities
(cost $112,636,837) 99,777,597
Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED SECURITIES - 38.7% (28.3% of Total Investments) X 39,836,657
1,176 AASET 2020-1 Trust, 2020 1A, 144A 6.413% 1/16/40 $ 293,297
1,500 (b),(c) ACRE Commercial Mortgage 2021-FL4 Ltd, (TSFR1M
reference rate + 2.714% spread), 2021 FL4, 144A
8.073% 12/18/37 1,414,716
515 Affirm Asset Securitization Trust 2023-B, 144A 11.320% 9/15/28 524,533
779 (c) Air Canada 2020-2 Class A Pass Through Trust, 2020 A,
144A
5.250% 4/01/29 762,877
585 (c) Air Canada 2020-2 Class B Pass Through Trust, 2020 A,
144A
9.000% 10/01/25 593,106
550 Avis Budget Rental Car Funding AESOP LLC, 2021 2A, 144A 4.080% 2/20/28 484,083
295 Bojangles Issuer LLC, 2020 1A, 144A 3.832% 10/20/50 275,411
500 (b) Bonanza RE Ltd, (3-Month U.S. Treasury Bill reference rate +
4.910% spread), 2020 A, 144A
10.264% 12/23/24 468,700
250 (b) Bonanza RE Ltd, 144A 4.555% 1/08/24 100,000
750 (b) Bonanza RE Ltd, (3-Month U.S. Treasury Bill reference rate +
8.250% spread), 144A
12.787% 1/08/26 748,725
250 (b) Bonanza RE Ltd, 144A 5.359% 1/08/25 192,475
250 (b) Bonanza RE Ltd, (3-Month U.S. Treasury Bill reference rate +
5.780% spread), 144A
11.134% 3/16/25 236,375
500 (c) British Airways 2020-1 Class A Pass Through Trust, 2020 A,
144A
4.250% 11/15/32 465,695
397 (c) British Airways 2020-1 Class B Pass Through Trust, 2020 A,
144A
8.375% 11/15/28 410,169
2,000 Cars Net Lease Mortgage Notes Series 2020-1, 2020 1A,
144A
4.690% 12/15/50 1,706,610
775 CARS-DB4 LP, 2020 1A, 144A 4.520% 2/15/50 704,069
2 (e) Carvana Auto Receivables Trust 2021-P2, 2021 P2, 144A 0.000% 5/10/28 533,125
250 (b) Cayuga Park CLO Ltd, (TSFR3M reference rate + 6.262%
spread), 2020 1A, 144A
1.000% 7/17/34 244,859
385 (b) CIFC Funding 2020-II Ltd, (3-Month LIBOR reference rate +
6.762% spread), 2020 2A, 144A
12.177% 10/20/34 387,347
375 (b) CIFC Funding 2022-II Ltd, (TSFR3M reference rate + 7.000%
spread), 2022 2A, 144A
12.397% 4/19/35 378,786
750 (b) CIFC Funding 2022-IV Ltd, (SOFR reference rate + 3.550%
spread), 2022 4A, 144A
8.944% 7/16/35 754,254
250 (b) Citrus Re Ltd, (3-Month U.S. Treasury Bill reference rate +
5.240% spread), 144A
5.100% 6/07/29 249,975
250 Cologix Data Centers US Issuer LLC, 2021 1A, 144A 5.990% 12/26/51 207,439
1,118 CyrusOne Data Centers Issuer I, 2023 1A, 144A 5.450% 4/20/48 995,185
916 EWC Master Issuer LLC, 2022 1A, 144A 5.500% 3/15/52 868,711
1,500 Frontier Issuer LLC, 2023 1, 144A 11.500% 8/20/53 1,477,929
1,500 Frontier Issuer LLC, 2023 1, 144A 8.300% 8/20/53 1,489,392
500 (b) Goldentree Loan Opportunities IX Ltd, (TSFR3M reference rate + 5.922% spread), 2014 9A, 144A
11.312% 10/29/29 504,940

Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED SECURITIES (continued)
$ 500 (b) GoldentTree Loan Management US CLO 1 Ltd, (3-Month
LIBOR reference rate + 7.762% spread), 2021 11A, 144A
8.563% 10/20/34 $ 430,223
1,000 (b) Gracie Point International Funding 2023-2, (SOFR90A
reference rate + 5.400% spread), 2023 2A, 144A
10.746% 3/01/27 999,832
485 Hardee's Funding LLC, 2020 1A, 144A 3.981% 12/20/50 426,034
498 Helios Issuer, LLC, 2023 B, 144A 6.000% 8/22/50 459,555
500 Hertz Vehicle Financing III LLC, 2022 1A, 144A 4.850% 6/25/26 473,779
250 (b) Hestia Re Ltd, (1-Month U.S. Treasury Bill reference rate +
9.370% spread), 144A
14.724% 4/22/25 232,500
163 HIN Timeshare Trust 2020-A, 2020 A, 144A 6.500% 10/09/39 153,278
228 HIN Timeshare Trust 2020-A, 2020 A, 144A 5.500% 10/09/39 215,749
638 Jack in the Box Funding LLC, 2019 1A, 144A 4.476% 8/25/49 606,076
309 Lunar Aircraft 2020-1, 2020 1A, 144A 3.376% 2/15/45 273,410
500 (b) Madison Park Funding XXXVI Ltd, (TSFR3M reference rate +
5.460% spread), 2019 36A, 144A
5.764% 4/15/35 499,815
1,125 (b) Magnetite XXIII Ltd, (TSFR3M reference rate + 6.562%
spread), 2019 23A, 144A
7.484% 1/25/35 1,126,143
250 (b) Matterhorn Re Ltd, (SOFR reference rate + 5.250% spread),
144A
5.889% 3/24/25 243,750
500 Mercury Financial Credit Card Master Trust, 2022 3A, 144A 10.680% 6/21/27 500,936
500 Mercury Financial Credit Card Master Trust, 2023 1A, 144A 9.590% 9/20/27 504,158
500 Mercury Financial Credit Card Master Trust, 2023 1A, 144A 8.040% 9/20/27 505,467
125 MetroNet Infrastructure Issuer LLC, 2023 1A, 144A 10.850% 4/20/53 122,741
125 MetroNet Infrastructure Issuer LLC, 2023 1A, 144A 8.010% 4/20/53 124,244
1,385 Mexico Remittances Funding Fiduciary Estate Management
Sarl, 144A
4.875% 1/15/28 1,227,995
1,194 (e) Mosaic Solar Loan Trust 2019-2, 144A 0.000% 9/20/40 364,374
759 (e) Mosaic Solar Loan Trust 2020-1, 144A 0.000% 4/20/46 482,452
774 Mosaic Solar Loan Trust 2020-2, 2020 2A, 144A 5.420% 8/20/46 690,954
442 MVW 2020-1 LLC, 2020 1A, 144A 4.210% 10/20/37 424,536
205 MVW 2020-1 LLC, 2020 1A, 144A 7.140% 10/20/37 198,698
500 (b) Neuberger Berman Loan Advisers NBLA CLO 53 Ltd,
(TSFR3M reference rate + 7.625% spread), 2023 23-53A,
144A
12.992% 10/24/32 504,595
500 Oportun Funding 2022-1 LLC, 2022 1, 144A 6.000% 6/15/29 486,324
255 Oportun Funding XIV LLC, 2021 A, 144A 5.400% 3/08/28 237,825
1,000 Oportun Issuance Trust 2021-B, 2021 B, 144A 5.410% 5/08/31 918,578
350 Oportun Issuance Trust 2021-C, 2021 C, 144A 5.570% 10/08/31 300,118
925 (b) Palmer Square CLO 2023-1 Ltd, (TSFR3M reference rate +
5.300% spread), 2023 1A, 144A
10.716% 1/20/36 941,101
625 (b) Palmer Square CLO Ltd, (TSFR3M reference rate + 6.350%
spread), 2022 1A, 144A
11.766% 4/20/35 629,004
250 Purchasing Power Funding 2021-A LLC, 2021 A, 144A 4.370% 10/15/25 246,141
863 Purewest Funding LLC, 2021 1, 144A 4.091% 12/22/36 828,405
400 (b) Residential Reinsurance 2020 Ltd, (3-Month U.S. Treasury
Bill reference rate + 6.010% spread), 2020 A, 144A
6.510% 12/06/24 395,400
500 (b) Residential Reinsurance 2022 Ltd, (3-Month U.S. Treasury
Bill reference rate + 7.690% spread), 144A
13.044% 12/06/26 508,650
500 (b) SD Re Ltd, (3-Month U.S. Treasury Bill reference rate +
9.250% spread), 144A
14.604% 11/19/24 490,850
40 Sierra Timeshare 2019-3 Receivables Funding LLC, 144A 4.180% 8/20/36 38,405
246 Sierra Timeshare 2020-2 Receivables Funding LLC, 2020 2A,
144A
6.590% 7/20/37 238,880
1,000 (b) Sixth Street CLO XIX Ltd, (3-Month LIBOR reference rate +
6.162% spread), 2021 19A, 144A
6.035% 7/20/34 992,688
439 Start II LTD, 2019 1, 144A 5.095% 3/15/44 381,563
1,000 (b) TCW CLO 2021-2 Ltd, (3-Month LIBOR reference rate +
7.122% spread), 2021 2A, 144A
6.985% 7/25/34 970,108
500 (b) Ursa Re II Ltd, (3-Month U.S. Treasury Bill reference rate +
7.000% spread), 144A
12.354% 12/06/25 512,050
1,013 Vivint Solar Financing V LLC, 2018 1A, 144A 7.370% 4/30/48 944,775

Nuveen Mortgage and Income Fund
(continued)
Portfolio of Investments
December 31, 2023
50
JLS
Principal
Amount (000) Description (a) Coupon Maturity Value
X–
ASSET-BACKED SECURITIES (continued)
$ 556 VR Funding LLC, 2020 1A, 144A 6.420% 11/15/50 $ 511,715
Total Asset-Backed Securities
(cost $43,393,405) 39,836,657
Total Long-Term Investments
(cost $156,030,242) 139,614,254
Principal
Amount (000) Description (a) Coupon Maturity Value
SHORT-TERM INVESTMENTS - 1.1% (0.8% of Total Investments)
X –
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.1% (0.8% of Total Investments) X 1,059,671
$ 600 Federal Home Loan Bank Discount Notes 0.000% 1/04/24 $ 599,737
460 Federal Home Loan Bank Discount Notes 0.000% 1/02/24 459,934
Total U.S. Government and Agency Obligations
(cost $1,059,671) 1,059,671
Total Short-Term Investments
(cost $1,059,671) 1,059,671
Total Investments (cost $157,089,913 ) - 136.8% 140,673,925
Borrowings - (5.4)% (f),(g) (5,520,000)
Reverse Repurchase Agreements, including accrued interest - (30.9)%(h) (31,771,192)
Other Assets & Liabilities, Net -   (0.5)% (514,374)
Net Assets Applicable to Common Shares - 100% $ 102,868,359
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(c) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $47,498,605 have been pledged as collateral for reverse repurchase agreements.
(d) Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was
$4,666,552.
(e) For fair value measurement disclosure purposes, investment classified as Level 3.
(f) Borrowings as a percentage of Total Investments is 3.9%.
(g) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $37,226,200 have been pledged as collateral for borrowings.
(h) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 22.6%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
I/O Interest only security
LIBOR London Inter-Bank Offered Rate
SOFR
30A 30 Day Average Secured Overnight Financing Rate
TSFR
1M CME Term SOFR 1 Month
TSFR
3M CME Term SOFR 3 Month
See Notes to Financial Statements

Statement of Assets and Liabilities
See Notes to Financial Statements

.
December 31, 2023 JGH NPCT
(1)
JLS
ASSETS
Long-term investments, at value
†
$ 417,194,305 $ 523,010,127 $ 139,614,254
Short-term investments, at value
◊
6,825,000 3,575,000 1,059,671
Cash denominated in foreign currencies
^
35 630 –
Cash collateral at broker for investments in swaps contracts – 626,223 –
Swaps premiums paid – 47,774 –
Unrealized appreciation on cross currency swap contracts – 3,180,417 –
Unrealized appreciation on interest rate swaps contracts 3,109,963 – –
Receivables:
Dividends 6,694 131,250 –
Interest 6,844,127 6,014,088 732,397
Investments sold 1,609,677 194,785 68,970
Reclaims – 136,062 850
Other 389,947 40,649 58,727
Total assets 435,979,748 536,957,005 141,534,869
LIABILITIES
Cash overdraft 2,000,972 1,054,478 1,078,252
Cash collateral due to broker 3,167,269 – –
Borrowings 119,000,000 75,500,000 5,520,000
Reverse repurchase agreements, including accrued interest – 46,171,781 31,771,192
Unrealized depreciation on forward foreign currency contracts – 274,393 –
TFP Shares, Net
**
– 69,679,262 –
Payables:
Management fees 309,191 436,692 114,281
Interest 925,121 394,096 38,575
Investments purchased - when-issued/delayed-delivery settlement 399,728 – –
Accrued expenses:
Custodian fees 63,714 48,749 26,846
Investor relations 672 600 165
Trustees fees 116,867 8,165 60,129
Professional fees 6,027 — 46,700
Shareholder reporting expenses 48,981 30,842 10,310
Shareholder servicing agent fees 371 4,674 55
Other 440 8,123 5
Total liabilities 126,039,353 193,611,855 38,666,510
Commitments and contingencies
(2)
Net assets applicable to common shares $ 309,940,395 $ 343,345,150 $ 102,868,359
Common shares outstanding 23,177,393 28,755,000 5,476,626
Net asset value ("NAV") per common share outstanding $ 13 .37 $ 11 .94 $ 18 .78
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share $ 231,774 $ 287,550 $ 54,766
Paid-in capital 460,945,840 535,188,988 121,692,869
Total distributable earnings (loss) (151,237,219) (192,131,388) (18,879,276)
Net assets applicable to common shares $ 309,940,395 $ 343,345,150 $ 102,868,359
Authorized shares:
Common Unlimited Unlimited Unlimited
Preferred — Unlimited —
†
Long-term investments, cost $ 446,645,139 $ 656,506,380 $ 156,030,242
◊
Short-term investments, cost $ 6,825,000 $ 3,575,000 $ 1,059,671
^
Cash denominated in foreign currencies, cost $ 34 $ 621 $ —
**
TFP Shares, liquidation preference — 70,000,000 —
(1) Consolidated Statement of Assets and Liabilities (as disclosed in Notes to Financial Statements).
(2) As disclosed in Notes to Financial Statements.

Statement of Operations
See Notes to Financial Statements

Year Ended December 31, 2023 JGH NPCT
(1)
JLS
INVESTMENT INCOME
Dividends $ 329,016 $ 1,628,517 $ —
Interest 29,959,914 28,093,315 12,548,540
Rehypothecation income — — 633
Tax withheld — (12,099) —
Total investment income 30,288,930 29,709,733 12,549,173
EXPENSES
– – –
Management fees 3,570,237 5,289,100 1,380,371
Shareholder servicing agent fees 2,344 30,799 192
Interest expense and amortization of offering costs 7,260,601 12,766,241 2,681,933
Trustees fees 14,546 30,324 5,006
Custodian expenses 62,637 66,978 38,499
Investor relations expenses 124,297 97,835 29,436
Professional fees 135,078 221,549 128,366
Shareholder reporting expenses 92,271 63,016 23,252
Stock exchange listing fees 7,355 8,672 7,355
Other 19,854 65,055 8,310
Total expenses 11,289,220 18,639,569 4,302,720
Net investment income (loss) 18,999,710 11,070,164 8,246,453
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments (14,419,006) (36,132,614) (151,201)
Forward foreign currency contracts — 82,081 —
Swaps contracts 2,667,393 824,930 —
Foreign currency transactions (204,428) (143,938) —
Net realized gain (loss) (11,956,041) (35,369,541) (151,201)
Change in unrealized appreciation (depreciation) on:
Investments 36,520,407 46,780,664 96,125
Forward foreign currency contracts — (50,807) —
Swaps contracts (1,331,812) (1,991,964) —
Foreign currency translations (32) (20,277) —
Net change in unrealized appreciation (depreciation) 35,188,563 44,717,616 96,125
Net realized and unrealized gain (loss) 23,232,522 9,348,075 (55,076)
Net increase (decrease) in net assets applicable to common shares from operations $ 42,232,232 $ 20,418,239 $ 8,191,377
(1) Consolidated Statement of Operations (as disclosed in Notes to Financial Statements).

Statement of Changes in Net Assets
See Notes to Financial Statements

JGH NPCT
(1)
Year Ended
12/31/23
Year Ended
12/31/22
Year Ended
12/31/23
Year Ended
12/31/22
OPERATIONS
Net investment income (loss) $ 18,999,710 $ 21,989,990 $ 11,070,164 $ 19,365,225
Net realized gain (loss) (11,956,041) (20,189,080) (35,369,541) (20,400,796)
Net change in unrealized appreciation (depreciation) 35,188,563 (59,351,712) 44,717,616 (175,982,209)
Net increase (decrease) in net assets applicable to common shares from operations 42,232,232 (57,550,802) 20,418,239 (177,017,780)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (21,961,088) (22,939,413) (12,788,503) (22,475,554)
Return of Capital (6,825,234) (8,489,132) (17,001,677) (13,065,626)
Total distributions (28,786,322) (31,428,545) (29,790,180) (35,541,180)
Net increase (decrease) in net assets applicable to common shares 13,445,910 (88,979,347) (9,371,941) (212,558,960)
Net assets applicable to common shares at the beginning of the period 296,494,485 385,473,832 352,717,091 565,276,051
Net assets applicable to common shares at the end of the
period $ 309,940,395 $ 296,494,485 $ 343,345,150 $ 352,717,091

See Notes to Financial Statements

JLS
Year Ended
12/31/23
Year Ended
12/31/22
OPERATIONS
Net investment income (loss) $ 8,246,453 $ 6,134,798
Net realized gain (loss) (151,201) (1,934,077)
Net change in unrealized appreciation (depreciation) 96,125 (16,720,905)
Net increase (decrease) in net assets applicable to common shares from operations 8,191,377 (12,520,184)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (8,590,403) (4,701,855)
Return of Capital – (1,122,866)
Total distributions (8,590,403) (5,824,721)
CAPITAL SHARE TRANSACTIONS
Common shares:
Cost of shares repurchased and retired – (172,212)
Net increase (decrease) applicable to common shares from capital share transactions — (172,212)
Net increase (decrease) in net assets applicable to common shares (399,026) (18,517,117)
Net assets applicable to common shares at the beginning of the period 103,267,385 121,784,502
Net assets applicable to common shares at the end of the period $ 102,868,359 $ 103,267,385
(1) Consolidated Statement of Changes in Net Assets (as disclosed in Notes to Financial Statements).

Statement of Cash Flows
See Notes to Financial Statements

The following table provides a reconciliation of Cash, cash denominated in foreign currencies and Cash Collateral at Brokers to the Statement of
Assets and Liabilities:
Year Ended December 31, 2023
JGH NPCT
(1)
JLS
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations $ 42,232,232 $ 20,418,239 $ 8,191,377
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments (143,009,742) (60,631,262) (40,334,301)
Proceeds from sale and maturities of investments 150,823,002 109,500,431 47,331,919
Proceeds from (Purchase of) short-term investments, net 9,470,154 (2,731,729) 898,767
Proceeds from (Purchase of) closed foreign currency spot transactions (32) (33,085) —
Proceeds from litigation settlement 38,469 — —
Premiums received (paid) for credit default swaps contracts — (333) —
Amortization (Accretion) of premiums and discounts, net (595,749) 524,163 (324,801)
Amortization of deferred offering costs — 24,021 —
(Increase) Decrease in:
Receivable for dividends 19,869 (78,008) —
Receivable for interest (137,351) 615,953 (32,990)
Receivable for reclaims 15,707 35,054 153
Receivable for investments sold 152,120 (168,208) (68,970)
Other assets (218,981) 9,390 (4,957)
Increase (Decrease) in:
Payable for interest 435,483 101,616 213,919
Payable for investments purchased - when-issued/delayed-delivery settlement (2,935,900) — —
Payable for unfunded senior loans (239,130) — —
Payable for management fees (3,296) (45,034) (8,906)
Accrued custodian fees (41,593) (18,296) (9,136)
Accrued investor relations fees 672 600 165
Accrued Trustees fees 13,136 (15,932) 5,627
Accrued professional fees 3,260 (14,441) (2,830)
Accrued shareholder reporting expenses 8,596 6,395 1,454
Accrued shareholder servicing agent fees 190 3,583 34
Accrued other expenses (5,275) 17,649 (3,476)
Net realized (gain) loss from investments 14,419,006 36,132,614 151,201
Net realized (gain) loss from foreign currency transactions 204,428 143,938 —
Net realized (gain) loss from paydowns (40,246) (170,138) 51,842
Net change in unrealized (appreciation) depreciation of investments (36,520,407) (46,780,664) (96,125)
Net change in unrealized (appreciation) depreciation of Forward foreign currency — 50,807 —
Net change in unrealized (appreciation) depreciation of swaps contracts 1,331,812 1,991,964 —
Net change in unrealized (appreciation) depreciation on foreign currency translations 32 20,277 —
Net cash provided by (used in) operating activities 35,420,466 58,909,564 15,959,966
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings — — 825,000
(Repayments) of borrowings (8,000,000) (30,000,000) (7,800,000)
Proceeds from reverse repurchase agreements — 183,280,000 123,203,000
(Repayments of) reverse repurchase agreements — (183,280,000) (124,100,000)
Increase (Decrease) in:
Cash overdraft 2,000,972 1,054,478 502,669
Cash collateral due to broker (995,060) — —
Cash distributions paid to common shareholders (28,786,322) (29,790,180) (8,590,635)
Net cash provided by (used in) financing activities (35,780,410) (58,735,702) (15,959,966)
Net increase (decrease) in Cash and cash denominated in foreign currencies and Cash Collateral at
Brokers (359,944) 173,862 –
Cash, cash denominated in foreign currencies and Cash Collateral at Brokers at the beginning of period 359,979 452,991 —
Cash, cash denominated in foreign currencies and Cash Collateral at Brokers at the end of period $ 35 $ 626,853 $ —
(1) Consolidated Statement of Cash Flows (as disclosed in Notes to Financial Statements).

See Notes to Financial Statements

JGH NPCT JLS
Cash $ — $ — $ —
Cash denominated in foreign currencies 35 630 —
Cash collateral at broker for investments in swaps contracts — 626,223 —
Total Cash and cash denominated in foreign currencies and Cash Collateral at Brokers $ 35 $ 626,853 $ —
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION JGH NPCT JLS
Cash paid for interest (excluding borrowing and amortization of offering costs)
$ 6,690,013 $ 12,582,684 $ 2,454,025

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
JGH
12/31/23 $ 12.79 $ 0.82 $ 1.00 $ 1.82 $ (0.95) $ — $ (0.29) $ (1.24) $ 13.37 $ 12.20
12/31/22 16.63 0.95 (3.43) (2.48) (0.99) — (0.37) (1.36) 12.79 11.25
12/31/21 16.97 1.04 (0.08) 0.96 (0.98) — (0.32) (1.30) 16.63 15.88
12/31/20 18.14 1.10 (1.16) (0.06) (1.07) — (0.04) (1.11) 16.97 15.55
12/31/19 16.01 1.19 2.17 3.36 (1.20) — (0.03) (1.23) 18.14 16.38
NPCT(d)
12/31/23 12.27 0.38 0.33 0.71 (0.45) — (0.59) (1.04) 11.94 10.08
12/31/22 19.66 0.67 (6.83) (6.16) (0.78) — (0.45) (1.23) 12.27 10.36
12/31/21(e) 20.00 0.31 0.07 0.38 (0.36) (0.03) (0.33) (0.72) 19.66 18.30
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements.

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
JGH
NPCT
12/31/23
2.46%
3.77%
12/31/22
1.04
1.33
12/31/21
0.35
0.18 (e),(f)
12/31/20
0.59
—
12/31/19
1.33
—
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value(b)
Based
on
Share
Price(b)
Net
Assets,
End of
Period (000) Expenses(c)
Net
Investment
Income
(Loss)(c)
Portfolio
Turnover
Rate
15.15% 20.80% $ 309,940 3.82% 6.43% 35%
(15.10) (21.07) 296,494 2.43 6.82 26
5.82 10.84 385,474 1.68 6.16 87
0.39 2.88 393,299 1.87 6.94 35
21.54 29.93 420,480 2.64 6.84 43
6.21 7.77 343,345 5.50 3.27 11
(31.89) (37.45) 352,717 2.95 4.61 10
1.90 (4.96) 565,276 1.47 (f) 2.28 (f) 17
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Notes to Financial
Statements), borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
• Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:
(d) Consolidated Financial Highlights (as disclosed in Notes to Financial Statements).
(e) For the period April 27, 2021 (commencement of operations) through December 31, 2021.
(f) Annualized.

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Discount
Per
Share
Repurchased
and Retired
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
JLS
12/31/23 $ 18.86 $ 1.51 $ (0.02) $ 1.49 $ (1.57) $ — $ — $ (1.57) $ — $ 18.78 $ 16.88
12/31/22 22.19 1.12 (3.38) (2.26) (0.86) — (0.20) (1.06) (0.01) 18.86 16.18
12/31/21 22.17 0.83 0.16 0.99 (0.85) — (0.12) (0.97) — 22.19 20.96
12/31/20 22.83 0.86 (0.55) 0.31 (0.73) — (0.24) (0.97) — 22.17 19.77
12/31/19 23.02 0.76 0.41 1.17 (0.92) — (0.44) (1.36) — 22.83 21.96
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements.

Ratios of Interest
Expense to
Average Net Assets
Applicable
to Common Shares
JLS
12/31/23
2 .60%
12/31/22
1 .17
12/31/21
0 .45
12/31/20
0 .91
12/31/19
1 .15
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value(b)
Based
on
Share
Price(b)
Net
Assets,
End of
Period (000) Expenses(c)
Expenses
After
Reimbursement
Net
Investment
Income
(Loss)(c)
Portfolio
Turnover
Rate
8 .18% 14 .79% $ 102,868 4 .16 % N/A % 7 .98% 28%
( 10 .30 ) ( 17 .88 ) 103,267 2 .72 N/A 5 .61 47
4 .47 11 .02 121,785 1 .87 N/A 3 .69 73
1 .69 ( 5 .36 ) 121,642 2 .46 1 .54 4 .04 117
5 .16 4 .27 125,253 2 .72 2 .53 (d) 3 .26 (d) 100
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
• Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:
(d) During the fiscal year ended December 31, 2019, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its restructuring.

Financial Highlights (continuted)
The following table sets forth information regarding each Fund's outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.
Borrowings TFP Shares
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share(b)
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share(c)
Asset
Coverage
Per $1
Liquidation
Preference(d)
JGH
12/31/23 $ 119,000 $ 3,605 $ — $ — $ —
12/31/22 127,000 3,335 — — —
12/31/21 159,000 3,424 — — —
12/31/20 149,200 3,636 — — —
12/31/19 175,200 3,400 — — —
NPCT
12/31/23 75,500 6,475 70,000 3,360 3.36
12/31/22 105,500 5,007 70,000 3,010 3.01
12/31/21(e) 167,000 4,385 — — —
JLS
12/31/23 5,520 19,636 — — —
12/31/22 12,495 9,265 — — —
12/31/21 8,455 15,404 — — —
12/31/20 15,505 8,845 — — —
12/31/19 — — — — —
(a) Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b) Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the results by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(c) Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(d) Includes all preferred shares presented for the Fund.
(e) For the period April 27, 2021 (commencement of operations) through December 31, 2021.

Notes to Financial Statements

1. General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a
“Fund” and collectively, the “Funds”):
Nuveen Global High Income Fund (JGH)
Nuveen Core Plus Impact Fund (NPCT)
Nuveen Mortgage and Income Fund (JLS)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JGH, NPCT and JLS were organized as Massachusetts business trusts on August 5, 2014, December 4, 2020 and September
10, 2009, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is December 31, 2023, and the period covered by these Notes to Financial
Statements is the fiscal year ended December 31, 2023 (the “current fiscal period”).
Investment Adviser and Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-
advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser and Teachers Advisors, LLC (“TAL”), an affiliate of the
Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NAM manages the investment portfolios of JGH and NPCT, while TAL manages the investment portfolio of JLS.
Developments Regarding JGH’s Control Share By-Law:
On January 14, 2021, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter (the “Demand Letter”) from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”)
demanding that the Fund (i) rescind the Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Following review of the Demand Letter, the Board determined that it would not be in the best interests of the Fund or the Fund’s shareholders to take the actions requested in the Demand Letter. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Fund, certain other Nuveen funds and the
Board, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the
Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By-Law violates Section 18(i) of the 1940 Act.
Following review of the judgment of the District Court, on February 22, 2022, the Trustees amended the Fund’s by-laws to provide that the Control
Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second
Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.
Developments Regarding NPCT’s and JLS’s Control Share By-Law:
On October 5, 2020, the Funds and certain other closed-end funds in the
Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same
Control Share By-Law. On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the District Court against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s
Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court
granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25,
2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023,
the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.
Basis for Consolidation:
NPCT is presented on a consolidated basis with the Nuveen Core Plus Impact Fund Ltd. (the “Subsidiary”), a wholly-owned subsidiary of NPCT organized under the laws of the Cayman Islands. The Subsidiary commenced operations on April 27, 2021 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. The Subsidiary

Notes to Financial Statements
(continued)
is advised by the Adviser and has the same investment objective as NPCT, but unlike NPCT, it may invest in Regulation S securities without limitation.
As of the end of the reporting period, the net assets of the Subsidiary were $25,591,693 representing 7% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.
Select financial information related to the Subsidiary is as follows:
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares
(stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually.
In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode.
On November 29, 2023, the Board updated NPCT's distribution policy as stated in the previous paragraph. Prior to the distribution paid on
December 29, 2023, NPCT made monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund sought to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally were made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, were distributed from the Fund’s assets and is treated by common shareholders as a non-taxable distribution (“return of capital”) for tax purposes.
Foreign Currency Transactions and Translation:
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii)
derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with
(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Fund’s investments in non-U.S. securities were as follows:
NPCT
Total long-term investments at value $24,258,940
Net assets applicable to Common Shares 25,591,693
Net investment income (loss) 612,836
Net realized gain (loss) from investments and foreign currency 24,856
Change in net unrealized appreciation (depreciation) from investments and foreign currency 3,071,983

Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”).
Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
JGH Value
% of Total
Investments
Country:
Canada $ 23,944,537 5.7%
Mexico 17,376,854 4.1
Colombia 11,667,126 2.8
Australia 9,782,776 2.3
Netherlands 8,431,204 2.0
Luxembourg 8,378,508 2.0
France 8,039,026 1.9
Spain 7,801,467 1.8
United Kingdom 7,551,151 1.8
South Africa 6,741,861 1.6
Israel 5,807,910 1.4
Other 78,938,241 18.5
Total non-U.S. Securities $194,460,661 45.9%
NPCT Value
% of Total
Investments
Country:
Italy $ 26,211,545 5.0%
Chile 23,291,561 4.4
United Kingdom 21,406,203 4.1
Mexico 17,837,644 3.4
Canada 13,922,775 2.6
Australia 13,061,670 2.5
Indonesia 12,660,949 2.4
India 10,825,575 2.0
South Korea 8,755,278 1.7
Benin 8,668,217 1.6
United Arab Emirates 7,957,253 1.5
Other 36,423,033 7.0
Total non-U.S. Securities $201,021,703 38.2%

Notes to Financial Statements
(continued)
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to
Financial Statements.
New Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation
of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank
Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31,
2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848,
which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Accounting Pronouncement:
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement
("Topic 820"). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. During the current fiscal period, the Funds adopted the new guidance and there was no material impact to the Funds.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board, and are generally classified as Level 2.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described later in these
Notes to Financial Statements.
JGH
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Corporate Bonds $ – $ 280,154,182 $ – $ 280,154,182
Sovereign Debt – 44,711,553 – 44,711,553
Variable Rate Senior Loan Interests – 36,259,913 – 36,259,913
$1,000 Par (or similar) Institutional Preferred – 27,776,208 – 27,776,208
Contingent Capital Securities – 24,182,881 – 24,182,881
$25 Par (or similar) Retail Preferred 2,836,300 – – 2,836,300
Asset-Backed Securities – – 648,570 648,570
Common Stocks – 624,698 – 624,698
Short-Term Investments:
Repurchase Agreements – 6,825,000 – 6,825,000
Investments in Derivatives:
Interest Rate Swaps* – 3,109,963 – 3,109,963
Total $ 2,836,300 $ 423,644,398 $ 648,570 $ 427,129,268
NPCT
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Corporate Bonds $ – $ 297,291,905 $ – $ 297,291,905
$1,000 Par (or similar) Institutional Preferred – 70,869,924 – 70,869,924
Mortgage-Backed Securities – 65,698,986 – 65,698,986
Sovereign Debt – 34,393,841 – 34,393,841
$25 Par (or similar) Retail Preferred 20,094,273 – – 20,094,273
Municipal Bonds – 12,048,989 – 12,048,989
Asset-Backed Securities – 7,465,591 4,421,470 11,887,061
Variable Rate Senior Loan Interests – 10,725,148 – 10,725,148
Short-Term Investments:
Repurchase Agreements – 3,575,000 – 3,575,000
Investments in Derivatives:
Forward Foreign Currency Contracts* – (274,393) – (274,393)
Cross Currency Swaps* – 3,180,417 – 3,180,417
Total $ 20,094,273 $ 504,975,408 $ 4,421,470 $ 529,491,151
JLS
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Mortgage-Backed Securities $ – $ 99,777,597 $ – $ 99,777,597
Asset-Backed Securities – 38,456,706 1,379,951 39,836,657
Short-Term Investments:
U.S. Government and Agency Obligations – 1,059,671 – 1,059,671
Total $ – $ 139,293,974 $ 1,379,951 $ 140,673,925
* Represents net unrealized appreciation (depreciation) as reported in Fund's Portfolio of Investments.

Notes to Financial Statements
(continued)
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:
Level 3
JGH
Asset-Backed
Securities Common Stocks
Balance at the beginning of period $- $413,340
Gains (losses): - -
Net realized gains (losses) - -
Change in net unrealized appreciation (depreciation) - 211,358
Purchases at cost - -
Sales at proceeds - -
Net discounts (premiums) - -
Transfers into 648,570 -
Transfers (out of) - (624,698)
Balance at the end of period $648,570 -
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end $15,008 $-
Level 3
NPCT
Asset-Backed
Securities
Balance at the beginning of period $-
Gains (losses): -
Net realized gains (losses) -
Change in net unrealized appreciation (depreciation) -
Purchases at cost -
Sales at proceeds -
Net discounts (premiums) -
Transfers into 4,421,470
Transfers (out of) -
Balance at the end of period $4,421,470
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end $(814,213)
Level 3
JLS
Asset-Backed
Securities
Balance at the beginning of period $11
Gains (losses): -
Net realized gains (losses) (1,554)
Change in net unrealized appreciation (depreciation) 221,997
Purchases at cost -
Sales at proceeds (8)
Net discounts (premiums) 72,851
Transfers into 1,379,951
Transfers (out of) (293,297)
Balance at the end of period $1,379,951
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end $(515,350)
Fund Asset Class Market Value Techniques
Unobservable
Inputs Range
Weighted
Average
JGH Asset-Backed Securities $648,570 Indicative Quote Broker Quote $86.48 N/A

.
The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
4. Portfolio Securities
Unfunded Commitments for JGH and NPCT:
Pursuant to the terms of certain of the variable rate senior loan agreements, JGH and NPCT may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, JGH and NPCT had no such outstanding unfunded senior loan commitments.
Participation Commitments for JGH and NPCT:
With respect to the senior loans held in JGH’s and NPCT’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, JGH and NPCT had no such outstanding participation commitments.
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Fund Asset Class
Market
Value Techniques
Unobservable
Inputs Range
Weighted
Average
NPCT Asset-Backed Securities $4,421,470 Indicative Quote Broker Quote $30.51 - $63.57 $48.12
Fund Asset Class
Market
Value Techniques
Unobservable
Inputs Range
Weighted
Average
JLS Asset-Backed Securities $1,379,951 Indicative Quote Broker Quote $30.51 - $21,325 $70.56
Level 1
Level 2 Level 3
Transfers In (Transfers Out) Transfers In (Transfers Out) Transfers In (Transfers Out)
JGH
Common Stocks $- $- $624,698 $- $- $(624,698)
Asset-Backed
Securities $- $- $- $(648,570) $648,570 $-
NPCT
Asset-Backed
Securities $- $- $- $(4,421,470) $4,421,470 $-
JLS
Asset-Backed
Securities $- $- $293,297 $(1,379,951) $1,379,951 $(293,297)
Fund Counterparty
Short-term
Investments,
at Value
Collateral
Pledged (From)
Counterparty
JGH Fixed Income Clearing Corporation $6,825,000 $(6,961,578)
NPCT Fixed Income Clearing Corporation 3,575,000 (3,646,537)

Notes to Financial Statements
(continued)
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
5. Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Forward Foreign Currency Contracts:
During the current fiscal period, NPCT used foreign exchange forwards to hedge its exposure to Euro denominated positions.
A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statements of Assets and Liabilities. The Funds realizes gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities.
The average notional amount of forward contracts outstanding during the current fiscal period was as follows:
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.
Interest Rate Swap Contracts:
A Fund may enter into an interest rate swap contract to gain or reduce exposure to interest rates, to manage duration, the yield curve or interest rate risk. During the current fiscal period, JGH continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage.
Fund
Non-U.S.
Government
Purchases
U.S.
Government
Purchases
Non-U.S.
Government Sales
and Maturities
U.S.
Government
Sales
JGH
$ 143,009,742 $ — $ 150,823,002 $ —
NPCT
24,593,279 36,037,983 87,393,894 22,106,537
JLS
15,906,423 24,427,878 16,107,244 31,224,675
Fund
Average Notional Amount of Forward
Contracts Outstanding
*
NPCT $ 7,603,250
Fund Counterparty
Gross Unrealized
Appreciation on
Forward Foreign
Currency Contracts*
Gross Unrealized
(Depreciation) on
Forward Foreign
Currency Contracts* Net Unrealized
Collateral
Pledged to (from)
Counterparty Net Exposure
NPCT
JPMorgan Chase Bank,
N.A. $ - $ (274,393) $ (274,393) $ - $ (274,393)
*  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

Fund
Average Notional Amount of Swap Contracts
Outstanding
*
NPCT
$ 36,453,095
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts.
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation)
on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and
the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) contracts from swaps on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Cross Currency Swap Contracts:
NPCT uses cross currency swap contracts to gain or mitigate exposure to foreign exchange markets. A cross currency swap is an agreement between two parties to exchange two different currencies with the understanding that the exchange will be reversed at a later date at specified exchange rates. During the current fiscal period, NPCT used cross currency swaps to hedge its Euro exposure to U.S.
Dollars.
Risks may arise upon entering into these contracts from the potential of default by counterparty and, depending on their terms, may be subject to foreign exchange risk.
Cross currency swap contracts are valued daily. Upon entering into a cross currency swap contract the exchange of currencies takes place at the current spot rate. For an OTC Uncleared swap not cleared through a clearing house, the amount recorded on these transactions is recognized on the
Statement of Assets and Liabilities as a component of “Unrealized appreciation or deprecation on cross currency swaps contracts.”
Upon the execution of an OTC Cleared swap, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps contracts” on the Statement of Assets and
Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swaps contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation (depreciation) on cross currency swaps contracts” as described in the preceding paragraph.
The average notional amount of cross currency swap contracts outstanding during the current fiscal period was as follows:
Fund
Average Notional Amount of Interest Rate
Swap Contracts Outstanding
*
JGH $ 87,400,000

Notes to Financial Statements
(continued)
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:
* Value represents the cumulative unrealized appreciation (depreciation) of cleared derivative contracts as reported in the Fund’s Portfolio of Investments. The
Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers on open cleared derivative contracts.
During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have
Fund Counterparty
Gross
Unrealized
Appreciation on
Swaps**
Gross
Unrealized
(Depreciation)
on Swaps**
Net Unrealized
Appreciation
(Depreciation)
on Interest Rate
Swaps
Swaps
Premium
Paid
(Received)
Collateral
Pledged
to (from)
Counterparty***
Net
Exposure
JGH
Morgan Stanley Capital
Services LLC $ 3,109,963 $ -   $ 3,109,963 $ -   $ (3,167,269) (57,306)
NPCT Citibank N.A. $ 1,741,095 $ -   $ 1,741,095 $ 46,682 $ (1,450,000) 337,777
J.P. Morgan Securities Inc. 482,099 -   482,099 (3,155) (241,960) 236,984
Morgan Stanley Capital
Services LLC 957,223 -   957,223 4,247 (840,899) 120,571
$ 3,180,417 $ -   $ 3,180,417 $ 47,774 $ (2,532,859) 695,332
**  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
*** Amount is held in a segregated account at the Fund’s custodian and not included on the Statement of Assets and Liabilities.
Asset Derivatives Liability Derivatives
Derivative Instrument Risk Exposure Location Value Location Value
JGH
Interest Rate Swaps Interest rate Unrealized appreciation on interest rate swaps contracts
*
$ 3,109,963 - $ –
1 1 1 1 1 1 1 1
NPCT
Forward Foreign Currency
Contracts
Foreign currency exchange
rate
- – Unrealized depreciation on
forward contracts
*
(274,393)
Cross Currency Swaps Foreign currency exchange
rate
Unrealized appreciation
on cross currency swap
contracts
*
3,180,417 - –
1 1 1 1 1 1 1 1
Derivative Instrument Risk Exposure
Net Realized Gain
(Loss)
Change in
Unrealized
Appreciation
(Depreciation)
JGH
Swap contracts Interest rate $ 2,667,393 $ (1,331,812)
NPCT
Forward contracts Foreign currency exchange rate 82,081 (50,807)
Swap contracts Foreign currency exchange rate 824,930 (1,991,964)

instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
6. Fund Shares
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
Preferred Shares
Taxable Fund Preferred Shares:
NPCT has issued and has outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the TFP Share.
• Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed
“spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.
The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
• Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the
Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of
Operations.
For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable
Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Cost incurred in connection with its offering of TFP Shares, were recorded as a deferred charge and are being amortized over the life of the shares.
These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of
Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NPCT had $69,679,262 TFP Shares at liquidation preference, net of deferred offering costs. Further details of the Fund’s TFP Shares outstanding as of the end of the reporting period, were as follows:
JLS
Year Ended
12/31/23
Year Ended
12/31/22
Common Shares:
Repurchased and retired — (10,814)
Weighted average common share:
Price per share repurchased and retired $– $15.90
Discount per share repurchased and retired –% (15.69)%

Notes to Financial Statements
(continued)
The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:
Preferred Share Transactions
:
Transactions in preferred shares during the Fund’s current and prior fiscal period, where applicable, are noted in the following table.
Transactions in TFP Shares for NPCT, where applicable, were as follows:
7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in MBS, nondeductible expenses, paydowns, return of capital and long-term capital gain distributions received from portfolio investments, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
Fund Series
Shares
Outstanding
Liquidation
Preference
Term
Redemption
Date Mode
NPCT A 70,000 $ 70,000,000 May 2, 2033 VRM
Fund
Average
Liquidation
Preference of TFP
Shares
Outstanding
Annualized
Dividend Rate
NPCT
$ 70,000,000 6.13%
Year Ended
December 31, 2022
NPCT Series Shares Amount
TFP Shares Issued A 70,000 $70,00,000
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
JGH
$ 453,558,178 $ 9,596,670 $ (36,025,580) $ (26,428,910)
NPCT
662,510,144 4,924,843 (137,896,062) (132,971,219)
JLS
157,210,651 2,158,837 (18,695,563) (16,536,726)

The tax character of distributions paid was as follows:
As of year end, the Funds had capital loss carryforwards, which will not expire:
8. Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Fund
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
JGH
$ — $ — $ (26,428,908) $ (124,430,677) $ — $ (377,634) $ (151,237,219)
NPCT
— — (132,960,977) (59,090,946) — (79,465) (192,131,388)
JLS
1,387,177 — (16,536,726) (3,729,727) — — (18,879,276)
12/31/23 12/31/22
Fund
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
JGH
$ 21,961,088 $ — $ 6,825,234 $ 22,939,413 $ — $ 8,489,132
NPCT
12,788,503 — 17,001,677 22,475,554 — 13,065,626
JLS
8,590,403 — — 4,701,855 — 1,122,866
Fund
Short-Term Long-Term Total
JGH
$ 31,444,921 $ 92,985,756 $ 124,430,677
NPCT
12,840,212 46,250,734 59,090,946
JLS
1,799,219 1,930,508 3,729,727
Average Daily Managed Assets
JGH
Fund-Level Fee
Rate
NPCT
Fund-Level
Fee Rate
For the first $500 million 0.7000% 0.8000%
For the next $500 million 0.6750 0.7750
For the next $500 million 0.6500 0.7500
For the next $500 million 0.6250 0.7250
For managed assets over $2 billion 0.6000 0.7000
JLS
Average Daily Managed Assets*
Fund-Level Fee
Rate
For the first $125 million 0.8000%
For the next $125 million 0.7875
For the next $150 million 0.7750
For the next $600 million 0.7625
For managed assets over $1 billion 0.7500

Notes to Financial Statements
(continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
*  "Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage).
Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
** For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective
January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of
December 31, 2023, the complex-level fee for each Fund was as follows:
9. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s)
the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
10. Borrowing Arrangements and Reverse Repurchase Agreements
Borrowings:
Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:
Complex-Level Eligible Asset Breakpoint Level** Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Fund
Complex-Level Fee
JGH
0 .1602%
NPCT
0 .1602%
JLS
0 .1602%
Fund
Maximum
Commitment
Amount
JGH
$ 140,000,000
NPCT
80,000,000
JLS
22,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:
JGH has entered into a 364-day revolving line of credit. On November 13, 2023, the Fund amended its Borrowings and changed its Interest on these
Borrowings to the drawn amount at a rate per annum equal to one-month Term SOFR (“Secured Overnight Financing Rate”) plus 0.90% (one-month
Term SOFR plus 0.80% prior to November 13, 2023). The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%. Maximum commitment downsized to $140,000,000.
NPCT has entered into a committed financing agreement. On November 1, 2023, the Fund amended its Borrowings and changed its Interest on these Borrowings to the drawn amount at a rate per annum equal to Fed Funds plus 0.80% (Fed Funds plus 0.70% per annum on the amount borrowed prior to November 1, 2023) and accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. Maximum commitment downsized to $80,000,000.
JLS has entered into a committed financing agreement. Interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus
1.70% per annum on the amount borrowed and 0.50% per annum on the undrawn balance which was waived for the reporting period.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:
Other Borrowings Information for the Funds:
In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.
Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense and amortization of offering costs” on the
Statement of Operations.
Rehypothecation :
JLS has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the
Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the
Borrowings to which the Pledged Collateral relates and (ii) 33
1⁄3
% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.
The Fund also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such
Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the
Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.
The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the reporting period, the Fund had $4,666,552 in Hypothecated Securities. During the current fiscal period, the Fund earned
Rehypothecation Fees of $633, which is recognized as "Rehypothecation income" on the Statement of Operations.
Reverse Repurchase Agreements:
During the current fiscal period, NPCT & JLS utilized reverse repurchase agreements as a means of leverage.
The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It
Fund
Outstanding
balance on
Borrowings
JGH $ 119,000,000
NPCT 75,500,000
JLS 5,520,000
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
JGH
365 $ 120,906,849 5.94%
NPCT
365 98,815,068 5.82
JLS
365 9,418,151 6.78

Notes to Financial Statements
(continued)
may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of "Interest expense" on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.
/
11. Inter-Fund Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund
Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund
Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4)
no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-
fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
Fund Counterparty Rate
Principal
Amount Maturity Value
Value and Accrued
Interest
NPCT Societe Generale 5.80% $ (33,820,000) 3/05/24 $ (33,820,000) $ (34,013,400)
NPCT TD Securities (USA), LLC 5.89% (12,000,000) 1/18/24 (12,000,000) (12,158,381)
Total $(45,820,000) $(45,820,000) $(46,171,781)
JLS Royal Bank of Canada 6.88% (13,123,000) 1/16/24 (13,123,000) (13,354,727)
JLS Societe Generale 6.64% (17,355,000) 1/12/24 (17,355,000) (17,610,982)
JLS TD Securities (USA), LLC 5.85% (770,000) On-Demand (770,000) (805,483)
Total $(31,248,000) $(31,248,000) $(31,771,192)
Fund
Utilization
period (days
outstanding)
Average
daily balance
outstanding
Weighted
Average annual
interest rate
NPCT 365 $ (45,820,000) 5.59%
JLS 365 (31,597,438) 6.32%
Fund Counterparty
Reverse
Repurchase
Agreements*
Collateral
Pledged to
Counterparty
NPCT Societe Generale $ (34,013,400) $ (48,105,535)
TD Securities (USA), LLC (12,158,381) (16,324,760)
JLS Royal Bank of Canada (13,354,727) (21,805,661)
Societe Generale (17,610,982) (24,763,142)
TD Securities (USA), LLC (805,483) (929,802)
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update
(Unaudited)

CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN GLOBAL HIGH INCOME FUND (JGH)
Investment Objective
The Fund’s investment objective is to provide a high level of current income.
Investment Policies
Under normal conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans, convertible debt securities and contingent capital securities.
The Fund will pursue its investment objective by following the sub-adviser’s global high-income strategy, which invests in a portfolio of high yield
(below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are rated below the four highest grades
(those rated BB/Ba or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund will invest at least 40% of its Managed Assets in securities of issuers located outside of the United States; however, no more than
25% of its Managed Assets may be invested in securities of issuers located in emerging market countries.
No more than 15% of the Fund’s Managed Assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.
The Fund will invest no more than 10% of its Managed Assets in U.S. dollar cash or cash equivalents.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in global income-producing securities including, but not limited to, corporate debt securities, U.S.
and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans, convertible debt securities and contingent capital securities, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in corporate debt securities and debt securities of governmental issuers in all countries, including emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.
Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
Debt securities of governmental issuers in all countries, including emerging market countries, may include: fixed-income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed-income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued

Shareholder Update
(Unaudited) (continued)
by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
The Fund invests in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund invests in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by  non-
U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in mortgage-backed securities (“MBS”) guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other  non-
governmental issuers. CMBS have no governmental guarantee.
The Fund may also invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS,  non-
mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value. The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above.
The Fund may invest in fixed and floating rate loans. Loans may include senior loans and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans. Loans are typically arranged through private negotiations between borrowers in the
United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations and one or more financial institutions and other lenders. The Fund may invest in loans by purchasing assignments of all or a portion of loans or loan participations from third parties. Loan participations are loans that are shared by a group of lenders.
The Fund may invest in Real Estate Investment Trusts (“REITs”). A common type of real estate company, a REIT, is a company that pools investors’
funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value.
REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.
The Fund’s investments include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include options, financial futures contracts, swap contracts (including interest rate, credit default swaps and currency swaps), options on financial futures, options on swap contracts, forward foreign currency contracts and options on foreign currencies or other derivative instruments. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange
Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in U.S. dollar cash or cash equivalents, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update
(Unaudited) (continued)
NUVEEN CORE PLUS IMPACT FUND (NPCT)
Investment Objective
The Fund’s investment objective is to seek total return through high current income and capital appreciation, while giving special consideration to certain impact and environmental, social and governance (“ESG”) criteria.
Investment Policies
Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria (as defined below) or Nuveen’s ESG criteria.
The Fund seeks to achieve its investment objective by investing in fixed-income investments of any type, including asset-backed securities, corporate bonds, preferred securities, residential and commercial mortgage-backed securities, taxable and tax-exempt municipal bonds, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and U.S. government securities
(securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
The Fund’s investment in fixed-income investments of any type is subject to Nuveen’s proprietary public market impact framework criteria (the
“Impact Criteria”) or Nuveen’s ESG criteria. The Impact Criteria are designed to identify investments that will generate positive, measurable social and environmental impact alongside a competitive financial return. These investments provide direct access to issuers and/or individual projects across four social and environmental themes: Affordable Housing, Community and Economic Development, Renewable Energy and Climate Change,
and Natural Resources. The portion of the Fund invested in accordance with the Impact Criteria is not required to meet ESG criteria provided by a third party.
The Fund may seek to provide exposure to certain Regulation S securities by investing in Core Plus Impact Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which will invest primarily in Regulation S securities.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria or Nuveen’s ESG criteria.
The Fund may invest up to 50% of its Managed Assets (as defined above) in below investment grade investments (investments rated BB+/
Ba1 or lower at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality).
The Fund may invest no more than 10% of its Managed Assets in investments rated CCC/Caa or lower at the time of investment (or are unrated but judged by the Fund’s sub-adviser to be of comparable quality), including defaulted investments.
The Fund may invest without limitation in investments of foreign issuers, with no more than 30% of its Managed Assets in investments of foreign issuers that are located in emerging market countries.
The Fund may invest without limitation in restricted and illiquid investments (including investments that may only be resold pursuant to Rule
144A under the 1933 Act).
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria or Nuveen’s ESG criteria, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in a portfolio of fixed-income investments of any type, including asset-backed securities, corporate bonds, preferred securities, residential and commercial mortgage-backed securities, taxable and tax-exempt municipal bonds, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Corporate bonds are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate bonds lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate bonds are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due to them, and may have a prior claim over other creditors, but are generally subordinate to any existing lenders in the issuer’s capital structure.
The Fund will invest in investments of emerging market issuers. The Fund’s emerging market investments include a broad range of investments of emerging market issuers such as government bonds, corporate bonds, and other sovereign or quasi-sovereign debt instruments. The Fund will classify an issuer of an investment based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. An issuer’s country or origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like
MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-
income portfolio management team generally views Israel as an emerging market.
The Fund may invest in sovereign securities. Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. A supranational agency is a multinational union or association in which member countries cede authority and sovereignty on a limited number of matters to the group, whose decisions are binding upon its members. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares. The ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.
The Fund may invest in taxable and tax-exempt municipal securities, including municipal bonds, and notes and other securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal bonds may also be issued to finance and refinance privately owned facilities or projects deemed to serve a public purpose. Municipal bonds may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenue. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements.
The Fund may invest in U.S. government obligations. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National
Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan
Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
The Fund may invest in mortgage-backed securities (“MBS”), including commercial mortgage-backed securities (“CMBS”). MBS is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. CMBS are backed by a pool of mortgages on commercial property.
The Fund may invest in preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.

Shareholder Update
(Unaudited) (continued)
The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above. Preferred securities that are hybrid securities often behave similarly to investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and traditional preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Thus, they may not be subordinate to a company’s debt securities (as are traditional preferred securities).
The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations, unfunded contracts and assignments. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Loans typically bear interest at a floating rate, although some loans pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on the Secured Overnight Financing
Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. Due to their lower place in the borrower’s capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Loan participations are loans that are shared by a group of lenders. Unfunded commitments are contractual obligations by lenders (such as the Fund)
to loan an amount in the future or that is due to be contractually funded in the future. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers.
The Fund’s portfolio may contain restricted and illiquid investments (i.e., investments that are not readily marketable), including, but not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may be resold only pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements. Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.
The Fund may also invest directly in Regulation S securities that are freely tradable in the U.S. Regulation S securities are debt or equity securities of
U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the 1933 Act. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale.
The Fund may seek to provide exposure to Regulation S securities that are not freely tradable in the U.S. by investing in the Subsidiary, which will invest primarily in Regulation S securities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may invest in securities of other open-end or closed-end investment companies, including ETFs, that invest primarily in the types of investments in which the Fund may invest directly.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest include credit default swap indices (“CDX”) and those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX instruments are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDX transactions. Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.
In addition to credit default swaps, the Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, forward contracts, swaps (with varying terms, including interest rate swaps), options on swaps and other fixed-income derivative instruments. The Fund’s sub-adviser may use derivative instruments to attempt to hedge some of the risk of the
Fund’s investments, to limit exposure to losses due to changes to foreign currency exchange rates or as a substitute for a position in the underlying asset.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial interest, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investing in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. In addition, the Fund may use derivatives that may have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-
term U.S. Treasury securities. The Fund may not achieve its investment objective during such periods.

Shareholder Update
(Unaudited) (continued)
NUVEEN MORTGAGE AND INCOME FUND (JLS)
Investment Objective
The Fund’s investment objective is to generate high current income through opportunistic investments in securitized credit.
Investment Policies
Under normal market circumstances, the Fund invests at least 65% of its Managed Assets (as defined below) in MBS, including residential MBS
(“RMBS”) and CMBS. As a fundamental policy, the Fund concentrates its investments in MBS and expressly treats MBS as a single industry or group of industries.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund may invest up to 35% of its Managed Assets in non-mortgage related ABS, including but not limited to any asset that generates reliable cash flows including collateralized loan obligations (“CLOs”) as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar photovoltaics.
The Fund may investment up to 5% of its Managed Assets in catastrophe bonds.
The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.
The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of concentrating its investments in MBS such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages.
The Fund may invest in RMBS. RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.
The non-agency RMBS in which the Fund may invest are issued by, among others, commercial banks, investment banks, and mortgage originators.
Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers.
The agency RMBS in which the Fund may invest represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency RMBS may include agency mortgage pass-through certificates issued or guaranteed by the Government National
Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and/or the Federal Home Loan Mortgage Corporation

(“FHLMC”). These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments
(including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders. Agency RMBS may also include agency collateralized mortgage obligations (“CMOs”), which are debt obligations issued by GNMA,
FNMA or FHLMC.
The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.
The Fund also may invest in stripped MBS (“Stripped MBS”). Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments)
on the related underlying mortgage assets.
The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in catastrophe bonds, which typically are backed by a secured collateral account. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. If no trigger event occurs, the Fund would typically recover its principal plus interest.
The Fund may invest in CLOs and other collateralized debt obligations (“CDOs”). CLOs and other CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses.
The Fund’s may invest in below investment securities. Below investment securities (such securities are commonly referred to as “high yield” or
“junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price)
with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be  marked-
to-market daily. The Fund may also utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Shareholder Update
(Unaudited) (continued)
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in high quality investments. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
Risk JGH NPCT JLS
Portfolio Level Risks
Asset-Backed Securities ("ABS") Risk X X X
Below Investment Grade Risk X X X
Bond Market Liquidity Risk X X -
Call Risk X X X
Catastrophe Bond Risk - - X
Certain Risks of Holding Fund Assets Outside the United States X - -
Collateralized Debt Obligation (“CDO”) Risk - - X
Collateralized Loan Obligation (“CLO”) Risk - - X
Commercial Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities
(“MBS”) Risk X X X
Concentration Risk - - X
Contingent Capital Securities (“ CoCos ”) Risk X - -
Convertible Securities Risk X - -
Credit Risk X X X
Credit Risk Associated with Originators and Servicers of Residential and Commercial
Mortgage Loans - X X
Credit Spread Risk X X X
Debt Securities Risk X X X
Distressed or Defaulted Securities Risk - X -
Deflation Risk X X X
Derivatives Risk X X X
Duration Risk X X X
Emerging Markets Risk X X -
Extension Risk - - X
Financial Futures and Options Transactions Risk X X X
Foreign Currency Risk X X -
Foreign Currency Contracts Risk X - -
Hedging Risk X X X
Illiquid Investments Risk X X X
Impact Criteria and Environmental, Social and Governance (“ESG”) Criteria Investing
Risk - X -
Income Risk X - X
Inflation Risk X X X
Interest Rate Risk X X X
Interest Rate Risk Associated with Non-Agency Residential Mortgage-Backed Securities
(“RMBS”) and Commercial Mortgage-Backed Securities (“CMBS”) - X X
Inverse Floating Rate Securities Risk
-
X -
Loan Participation Risk X - -
Loan Risk X X -
Mortgage-Backed Securities (“MBS”) Prepayment Risk - X X

Shareholder Update
(Unaudited) (continued)
Risk JGH NPCT JLS
Portfolio Level Risks
Non-Agency Residential Mortgage-Backed Securities (“RMBS”) Risk - X X
Non-Mortgage Related Asset-Backed Securities (“ABS”) Risk - X X
Non-U.S. Securities Risk X - -
Other Investment Companies Risk X X X
Preferred Securities Risk X X -
Real Estate Related Securities Risk X - -
Regulation S Securities Risk - X -
Reinvestment Risk X X X
Senior Loan Risk X X -
Senior Loan Agent Risk X - -
Structural Risks Associated with Commercial Mortgage-Backed Securities (“CMBS”)
and Non-Agency Residential Mortgage-Backed Securities (“RMBS”) - X X
Subordination Risk Associated with Commercial Mortgage-Backed Securities (“CMBS”)
and Non-Agency Residential Mortgage-Backed Securities (“RMBS”) - X X
Subprime Mortgage Market Risk - - X
Sovereign Government and Supranational Debt Risk X X -
Swap Transactions Risk X X X
Unrated Securities Risk X X X
U.S. Government Securities Risk X X X
Valuation Risk X X X
When-Issued and Delayed-Delivery Transactions Risk X - -
“Widening” Risk - - X
Zero Coupon or Pay-Ink-Kind Securities Risk X X -
Risk JGH NPCT JLS
Fund Level and Other Risks
Anti-Takeover Provisions X X X
Borrowing Risk X X X
Counterparty Risk X - X
Cybersecurity Risk X - X
Distribution Risk - X -
Global Economic Risk X X X
Investment and Market Risk X X X
Legislation and Regulatory Risk X X X
Leverage Risk X X X
Limited Term and Tender Offer Risk - X -
Market Discount from Net Asset Value X X X
Recent Market Conditions X X X
Reverse Repurchase Agreement Risk X X X
Risk of Taxable Income in Excess of Economic Income - - X
Subsidiary Risk - X -
Fund Tax Risk X X X

Portfolio Level Risks:
Asset-Backed Securities (“ABS”) Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Bond Market Liquidity Risk. Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets”
in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.
Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,”
before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Catastrophe Bonds Risk. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events.
Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. If no trigger event occurs, the Fund typically would recover its principal plus interest.
The rating, if any, of catastrophe bonds, reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-
rated bonds have a greater likelihood of a triggering event occurring and resulting in a loss to the Fund. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds may also be illiquid.
Certain Risks of Holding Fund Assets Outside the United States. The Fund may hold investments in non-U.S. banks and securities depositories.
Some non-U.S. banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to purchase, sell and hold securities in certain non-U.S. markets than in the United States. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Collateralized Debt Obligation (“CDO”) Risk. The risks of an investment in CDOs depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs may be subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligation (“CLO”) Risk. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1)
distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or

Shareholder Update
(Unaudited) (continued)
default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
Commercial Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities (“MBS”) Risk. CMBS and MBS, including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. CMBS and MBS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. CMBS and MBS also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the CMBS and MBS, causing the price of the CMBS and MBS and the Fund’s share price to fall and would make the CMBS and MBS more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of CMBS and MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Concentration Risk. The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.
Contingent Capital Securities (“ CoCos ”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund.
Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and
Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-
payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. With respect to the Fund’s investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an investment. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans. In the past, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. These difficulties resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS and CMBS. Delinquencies and losses on mortgage loans originated by mortgage lenders may arise or increase as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-
agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by mortgage lenders also may arise from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS, CMBS and subordinated security holders.
The servicers of non-agency RMBS and CMBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of non-agency RMBS and CMBS described immediately above also may affect the servicing of non-agency
RMBS and CMBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure.
Non-agency RMBS and CMBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may over advance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of non-agency RMBS and CMBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of non-agency RMBS and
CMBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the non-agency RMBS and CMBS and, in the case of senior-subordinated non-agency RMBS and CMBS described below, first from distributions that would otherwise be made on the most subordinated non-agency RMBS and CMBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.
There can be no assurance that originators and servicers of mortgage loans will not experience serious financial difficulties, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities.
In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the
Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery

Shareholder Update
(Unaudited) (continued)
upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.
Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates
(or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets.
The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.
Extension Risk. Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the
Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.
Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the
Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors.
No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144 A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Impact Criteria and Environmental, Social and Governance (“ESG”) Criteria Investing Risk. Because the Impact Criteria and/or Nuveen’s
ESG investment criteria may exclude investments of certain issuers for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria. This may cause the Fund to underperform the market as a whole or other funds that do not use an Impact Criteria or ESG investment strategy or that use a different methodology or different factors to determine an investment’s impact and/
or ESG investment criteria. In addition, there is a risk that the companies identified by the Impact Criteria or Nuveen’s ESG investment criteria do not operate as expected when addressing social and environmental impact and ESG issues. A company’s social and environmental impact and ESG performance or the Fund’s sub-adviser’s assessment of a company’s social and environmental impact and ESG performance could vary over time, which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards considering Impact
Criteria or ESG investment criteria. There are significant differences in interpretations of what it means for a company to have positive Impact Criteria or ESG investment criteria. While the Fund’s sub-adviser believes its evaluation of Impact Criteria and/or ESG investment criteria is reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. In making investment decisions, the Fund’s sub-adviser relies on information and data that could be incomplete or erroneous, which could cause the Fund’s sub-adviser to incorrectly assess a company’s Impact
Criteria and/or ESG investment criteria. The third-party data providers may differ in the data they provide for a given investment or between industries, or may only take into account one of many ESG-related components of a company. Accordingly, the information used by the Fund’s sub-
adviser to evaluate the ESG criteria of the Fund’s investments may not be complete or accurate, and may vary across providers and issuers, as ESG is not a uniformly defined characteristic. Furthermore, data availability and reporting with respect to Impact Criteria or the ESG investment criteria may not always be available or may become unreliable.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-
term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Interest Rate Risk Associated with Non-Agency Residential Mortgage-Backed Securities (“RMBS”) and Commercial Mortgage-Backed
Securities (“CMBS”). The rate of interest payable on certain non-agency RMBS and CMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such non-agency RMBS and CMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such non-agency
RMBS and CMBS.
The value of fixed rate debt securities can be expected to vary inversely with changes in prevailing interest rates. Fixed rate debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Shareholder Update
(Unaudited) (continued)
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss.
The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-
fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Mortgage-Backed Securities (“MBS”) Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. In periods of falling interest rates, the rate of prepayments tends to increase, forcing the
Fund to reinvest in lower-yielding securities. However, MBS prepayment risk may not be the same as call risk for a corporate bond of similar maturity, making this risk difficult to estimate.
Non-Agency Residential Mortgage-Backed Securities (“RMBS”) Risk. Non-agency RMBS are securities issued by non-governmental issuers, the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four- family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Non-agency
RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.
Non-Mortgage Related Asset-Backed Securities (“ABS”) Risk . Investing in ABS entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks. Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Fund may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-
U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S.
federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the
Fund.
Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The
Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.
Regulation S Securities Risk. The risk that Regulation S securities may be less liquid than publicly traded securities. Regulation S securities may not be subject to the disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation
S securities may involve a high degree of business and financial risk and may result in losses.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

Shareholder Update
(Unaudited) (continued)
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund.
Such court action could under certain circumstances include invalidation of senior loans.
Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Structural Risks Associated with Commercial Mortgage-Backed Securities (“CMBS”) and Non-Agency Residential Mortgage-Backed
Securities (“RMBS”). Because non-agency RMBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of one- to four-family residential properties underlying the mortgage loan pool, the non-agency RMBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of non-agency RMBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of non-agency RMBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. A similar risk is associated with CMBS.
Subordination Risk Associated with Non-Agency Residential Mortgage-Backed Securities (“RMBS”) and Commercial Mortgage Backed
Securities (“CMBS”). Non-agency RMBS and CMBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain non-agency RMBS and CMBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, non-agency RMBS and CMBS may be more sensitive to risk of loss, write-downs, the non-fulfillment of repurchase obligations, over-advancing on a pool of loans and the costs of transferring servicing than senior classes of securities.
Subprime Mortgage Market Risk. The residential mortgage market in the United States in the recent past experienced difficulties that, should similar conditions occur in the future, may adversely affect the performance and market value of certain mortgages and mortgage-related securities.
Delinquencies and losses on residential mortgage loans (especially subprime and second-line mortgage loans) may increase, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Any significant reduction in investor demand for mortgage loans and mortgage-related securities or increase in investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which could adversely affect the market value of mortgage-related securities. If the economy of the United States were to deteriorate, the incidence of mortgage foreclosures, especially subprime mortgages, could increase, which may adversely affect the value of any MBS owned by the Fund.
Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the
Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional
“round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
“Widening” Risk. The prices of non-agency RMBS or CMBS may decline substantially, for reasons that may not be attributable to any of the other risks described herein. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such
“spread widening” risk.
Zero Coupon or Pay-In-Kind Securities  Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.
Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income.
When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Distribution Risk. The Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a
Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the
Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.
The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income,

Shareholder Update
(Unaudited) (continued)
realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies , terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests.
Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-
range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia.
These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the
Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-
adviser to leverage the Fund or increase the Fund’s leverage.
Limited Term and Tender Offer Risks. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common
Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.
If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the
Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.
A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their
NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/
or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
The U.S. Federal Reserve (the “Fed”) has in the past raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

Shareholder Update
(Unaudited) (continued)
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the
Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Risk of Taxable Income in Excess of Economic Income. The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.
Similarly, many of the debt instruments (including MBS) that the Fund may purchase will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The
Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.
Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in Regulation
S securities that are not freely tradable in the U.S. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the 1933 Act. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure of other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Fund’s sub-adviser making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its Common Shareholders. The
Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate anticipated and could adversely affect the Fund.
Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s
(i) continued use of leverage as of December 31, 2023 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2023) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any
Fund’s use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
JGH
NPCT JLS
Estimated Leverage as a Percentage of Managed Assets (Including Assets
Attributable to Leverage)
27.74% 35.78% 26.33%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage 5.96% 5.94% 6.53%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover
Estimated Annual Effective Interest Expense Rate on Leverage
1.65% 2.13% 1.72%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return
-16.13% -18.88% -15.91%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return
-9.21% -11.10% -9.12%
Common Share Total Return for 0.00% Assumed Portfolio Total Return
-2.29% -3.31% -2.34%
Common Share Total Return for 5.00% Assumed Portfolio Total Return 4.63% 4.48% 4.45%
Common Share Total Return for 10.00% Assumed Portfolio Total Return 11.55% 12.26% 11.24%

Shareholder Update
(Unaudited) (continued)
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund;
(iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Amended and Restated Bylaws
On October 5, 2020, the Nuveen Global High Income Fund, Nuveen Core Plus Impact Fund and Nuveen Mortgage and Income Fund (each a
“Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a
Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’
Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board
amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the
District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s
Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds
appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the
Second Circuit upheld the opinion of the District Court.
Principal Risks
The following risks were removed as principal risks of the Funds:
Frequent Trading Risk. The Fund may engage in active and frequent trading of its portfolio investments, which may result in the Fund having high portfolio turnover. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-
term capital gains, distributions of which are taxable as ordinary income to taxable shareholders.
London Inter-Offered Bank Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight
Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR,
LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available;
(2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from
LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.
Non-U.S. Settlement Risk. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the United States.
Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlement in certain non-U.S.
countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions.
If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
The following principal risk has been added for the Nuveen Core Plus Impact Fund (NPCT) and Nuveen Global High Income Fund (JGH):
Coupon or Pay-In-Kind Securities  Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-
cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.

Shareholder Update
(Unaudited) (continued)
The following risk factors were added as principal risks for the Nuveen Global High Income Fund (JGH):
Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
The following risk factors were added as principal risks for the Nuveen Core Plus Impact Fund (NPCT):
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S.
federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the
Fund.
The following principal risk was consolidated into a single risk factor entitled, “Emerging Markets Risk,” and is therefore no longer included as a stand-alone principal risk:
Foreign/Emerging Markets Issuer Risk. Investments in foreign issuers involve special risks not presented by investments in U.S. issuers, including the following: (i) less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many foreign markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets;
(vii) restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise and (viii) withholding and other foreign taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests in issuers in emerging market countries.
The following principal risk was consolidated into a single risk factor entitled, “Credit Risk,” and is therefore no longer included as a stand-alone principal risk:
Issuer Credit Risk. Issuers of investments in which the Fund may invest may default, or may be in default at the time of purchase, on their obligations to pay, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt security experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an investment. To the extent that the credit rating assigned to an investment in the Fund’s portfolio is downgraded, the market price and liquidity of such investment may be adversely affected.
Portfolio Managers
Nuveen Global High Income Fund (“JGH”)

Effective March 21, 2023, John Espinosa, Brenda Langenfeld, and Katherine Renfrew have been added as portfolio managers and Anders Persson no longer serves as a portfolio manager of JGH. The day-to-day operation of JGH and the execution of its specific investment strategies is the primary responsibility of each of JGH’s portfolio managers. Biographies of John Espinosa, Brenda Langenfeld, and Katherine Renfrew are presented below:
John Espinosa oversees all investment research across Nuveen’s global fixed income team. He is also a portfolio manager across the firm’s emerging markets debt and international bond strategies and specializes in sovereign credit, rates and foreign currency. John is a member of the Investment
Committee, which establishes investment policy for all global fixed income products. John has nearly two decades of Fixed Income investment industry experience and previously managed the organization’s global sovereign and emerging markets debt research teams. John joined the firm in 2004 as a quantitative analyst and associate portfolio manager for the CREF Bond Total Return group and entered the financial services industry in 2001. He was selected for The Asset Magazine’s “Most Astute Asian G3 Bond Investors” list from 2008- 2015, ranking number one in the U.S. in
2011, and also recognized as 2019’s top manager for risk-adjusted returns within international fixed income by Citywire Professional Buyer magazine.
John graduated with a B.B.A. in Economics and International Business from Manhattan College, an M.A. in Economics from Fordham University, and holds a Certificate in Advanced Risk and Investment Management from the Yale School of Management.
Brenda Langenfeld is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the lead manager for Nuveen’s preferred and income-focused closed-end funds and portfolio manager of the Preferred Securities and Income strategy.
Brenda is also co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments, and in 2020 she became co-manager of the Credit Income strategy. Brenda joined the preferred securities sector team in 2011. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Brenda graduated with a B.B.A. in Finance and International Business from the University of
Wisconsin-Madison. She also holds the CFA designation and is a member of the CFA Society of Chicago and the CFA Institute.
Katherine Renfrew is a portfolio manager for Nuveen’s global fixed income team and the sector lead for emerging markets corporates and quasi-
sovereigns and all developed markets quasi-sovereigns. She is the longest-tenured member of Nuveen’s International and Emerging Markets Debt team and serves as a portfolio manager for Nuveen’s suite of emerging markets debt strategies. Katherine joined the firm in 1997 and has held several roles relating to emerging markets debt including South American regional analyst, trader, manager for the firm’s investments in Eastern
Europe, Middle East and Africa (EMEA) regions, and Asian and EMEA regional analyst. Prior to joining the firm, she was a fixed income securities analyst at MONY Capital Management and a financial analyst at Mattel Toys. She was ranked as one of the Top 20 female portfolio managers in the
United States by Citywire Professional Buyer magazine in 2019 and 2018. Katherine graduated with a B.S. in Economics and a B.S. in Engineering from the University of Michigan and an M.B.A. in Finance and Accounting from the Columbia Business School at Columbia University.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified  interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal
Revenue Code:
163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as
Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
JGH $ —
NPCT —
JLS —
Fund Percentage
JGH
5 .5%
NPCT
15 .7
JLS
–
Fund Percentage
JGH
12 .5%
NPCT
18 .8
JLS
–
Fund
1/1 to Current
Year End
Percentage
JGH
47 .2%
NPCT
58 .9
JLS
79 .9
Fund Percentage
JGH
83 .1%
NPCT
88 .7
JLS
93 .4

Additional Fund Information
(Unaudited)
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck :
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Joseph A. Boateng* Jack B. Evans**
Michael A.
Forrester* William C. Hunter** Thomas J. Kenny*** Amy B.R. Lancellotta Joanne T. Medero
Albin F. Moschner John K. Nelson Loren M. Starr***
Matthew Thornton
III Terence J. Toth Margaret L. Wolff Robert L. Young
* Serves as a consultant effective January 1, 2024.
** Retired from the Funds' Board of Trustees effective December 31, 2023.
*** Effective January 1, 2024.
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60603
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers
LLP
One North Wacker Drive
Chicago, IL 60606
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A.
150 Royall Street
Canton, MA 02021
(800) 257-8787
JGH NPCT JLS
Common shares repurchased 0 0 0

Glossary of Terms Used in this Report
(Unaudited)
19(a) Notice:
Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Asset-Backed Securities (ABS):
Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Commercial Mortgage-Backed Securities (CMBS):
Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multifamily housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.
Contingent Capital Securities (CoCos):
CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and
there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood
(or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur.
Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’
CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below)
and the leverage effects of certain derivative investments in the fund’s portfolio.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.
Mortgage-Backed Securities (MBS):
Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS)
or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
Residential Mortgage-Backed Securities (RMBS):
Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the
Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans
(Alt-A), and home equity loans (subprime).

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Co-Chair and
Board Member
2008
Class II
Formerly, a Co-Founding Partner, Promus Capital (investment
advisory firm) (2008-2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012-2021); Chair of the Board
of the Kehrein Center for the Arts (philanthropy) (since 2021);
member: Catalyst Schools of Chicago Board (since 2008) and
Mather Foundation Board (philanthropy) (since 2012), formerly,
Chair of its Investment Committee (2017-2022); formerly, Member,
Chicago Fellowship Board (philanthropy) (2005-2016); formerly,
Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director,
Legal & General Investment Management America, Inc. (asset
management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007); Executive
Vice President, Quantitative Management & Securities Lending
(2000-2004); prior thereto, various positions with Northern Trust
Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and
Northern Trust Hong Kong Board (1997-2004).
211
Joseph A. Boateng
1963
730 Third Avenue
New York, NY 10017
Board Member 2024
Class II
Chief Investment Officer, Casey Family Programs (since 2007).
Director of U.S. Pension Plans, Johnson & Johnson (2002-2006);
Board Member, Lumina Foundation; and Waterside School;
Emeritus Board Member, Year-Up Puget Sound; Investment
Advisory Committee Member, Seattle City Employees’ Retirement
System; Investment Committee Member, The Seattle Foundation.
190
Michael A. Forrester
1967
730 Third Avenue
New York, NY 10017
Board Member 2024
Class I
Chief Executive Officer (2014–2021) and Chief Operating Officer
(2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter
Southfield School; Member, Governing Council of the Independent
Directors Council.
190
Thomas J. Kenny
1963
730 Third Avenue
New York, NY 10017
Co-Chair and
Board Member
2024
Class I
Advisory Director (2010–2011), Partner (2004–2010), Managing
Director (1999–2004) and Co-Head of Global Cash and Fixed
Income Portfolio Management Team (2002–2010), Goldman
Sachs Asset Management; Director and Chair of the Finance and
Investment Committee, Aflac Incorporated; Director, ParentSquare.
211
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, Independent Directors Council (IDC)
(supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since
2020) of the Board of Directors, Jewish Coalition Against Domestic
Abuse (JCADA).
211

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-
2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
211
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
211
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Member of Board of Directors of Core12 LLC. (private firm
which develops branding, marketing and communications
strategies for clients) (since 2008); served The President’s
Council of Fordham University (2010-2019) and previously a
Director of the Curran Center for Catholic American Studies
(2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014);
former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief
Executive Officer of ABN AMRO Bank N.V., North America, and
Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank
N.V. between 1996 and 2007.
211
Loren M. Starr
1961
730 Third Avenue
New York, NY 10017
Board Member 2024
Class III
Independent Consultant/Advisor (since 2021). Vice Chair, Senior
Managing Director (2020–2021), Chief Financial Officer, Senior
Managing Director (2005–2020), Invesco Ltd.; Director, AMG.
210

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
211
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member (since 2004) formerly, Chair (2015-
2022) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.
211
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2017
Class I
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
211
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2015 Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of
Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President
(2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance
Officer (2017-2022) of BMO Funds, Inc.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen
Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen;
Managing Director Assistant Secretary and Associate General Counsel of Nuveen
Asset Management, LLC; has previously held various positions with Nuveen;
Managing Director, Associate General Counsel and Assistant Secretary of Teachers
Advisors, LLC and TIAA-CREF Investment Management, LLC.

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Jeremy D. Franklin
1983
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2024 Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President
Associate General Counsel and Assistant Secretary, Nuveen Asset Management,
LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC;
Vice President and Associate General Counsel, Teachers Insurance and Annuity
Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds
and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant
Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice
President, Associate General Counsel and Assistant Secretary of Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director of Nuveen; Managing Director of Nuveen Fund Advisors,
LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Vice President and Associate General Counsel of Nuveen; Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton
(2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Senior Managing Director and Head of Investment Oversight of Nuveen; Managing
Director of Nuveen Fund Advisors, LLC; has previously held various positions with
Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA
Strategies LLC; Managing Director, Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-
CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC,
and Nuveen Alternative Advisors LLC; has previously  held various positions with
Nuveen/TIAA.
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President, Secretary and General Counsel of Nuveen Investments,
Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC  and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of
Nuveen Asset Management, LLC; Executive Vice President, General Counsel and
Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and
Nuveen Alternative Investments, LLC; Executive Vice President, Associate General
Counsel and Assistant Secretary  of TIAA-CREF Funds and TIAA-CREF Life Funds;
has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and
Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa
Barbara Asset Management, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-
CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF
Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC
and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.
James Nelson III
1976
730 Third Avenue
New York, NY 10017
Vice President 2024 Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Mary Beth Ramsay
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2024 Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk &
Compliance; Executive Vice President, Teachers Insurance and Annuity Association
of America; formerly, Senior Vice President, Head of Sales and Client Solutions
(2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life
Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director of Nuveen.
E. Scott Wickerham
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management,
LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the
TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and
the CREF Accounts; has previously held various positions with TIAA.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund
Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen
Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of the CREF
Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life
Funds; Managing Director, Associate General Counsel and Assistant Secretary of
Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director of Nuveen, LLC and of TIAA.
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
EAN-B-1223P 3342533-INV-Y-02/25
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng(1), Albin F. Moschner, John K. Nelson, Loren M. Starr(2) and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

(1)

Mr. Boateng was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Core Equity Alpha Fund, Nuveen Core Plus Impact Fund, Nuveen Credit Strategies Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen Floating Rate Income Fund, Nuveen Global High Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, Nuveen Mortgage and Income Fund, Nuveen Multi-Asset Income Fund, Nuveen Multi-Market Income Fund, Nuveen Municipal Credit Opportunities Fund, Nuveen NASDAQ 100 Dynamic Overwrite Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Real Asset Income and Growth Fund, Nuveen Real Estate Income Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen S&P 500 Buy-Write Income Fund, Nuveen Variable Rate Preferred & Income Fund, and Nuveen Virginia Quality Municipal Income Fund, for which he serves as a consultant.

(2)	Mr. Starr was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which he serves as a consultant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2023	$64,245	$0	$2,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2022	$63,850	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2023	$2,500	$0	$0	$2,500
December 31, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Teachers Advisors, LLC (“Teachers Advisors” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Proxy Voting Guidelines

The Fund has adopted policies and procedures to govern the Fund’s voting of proxies of portfolio companies. The Fund seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Fund believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Fund’s Board has delegated to Teachers Advisors responsibility for voting proxies of the Fund’s portfolio companies in accordance with the Nuveen Proxy Voting Policies, attached as an Appendix to this filing.

Teachers Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the Fund’s shareholders. Occasionally, when a proposal relates to issues not addressed in the Nuveen Proxy Voting Policies, Teachers Advisors may seek guidance from the Fund’s Board or a designated committee thereof.

The Fund and Teachers Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by TIAA’s Board of Trustees and or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting (e.g., Teachers Advisors’ proxy voting professionals, a Trustee, or a senior executive of the Fund, Teachers Advisors or Teachers Advisors’ affiliates) by Teachers Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Teachers Advisors’ proxy voting professionals, a Trustee or a senior executive of the Fund, Teachers Advisors or Teachers Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Fund for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Teachers Advisors LLC (“Teachers Advisors”) also referred to as the (“Sub-Adviser”) since October 14, 2019, as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Aashh Parekh, CFA, is a lead portfolio manager for Nuveen’s global fixed income’s securitized credit platform, specializing in asset-backed securities. He manages portfolios across a variety of securitized and asset-backed security (ABS) mandates and collateral types including index eligible, CLO, off the run, and Esoteric ABS. Aashh served as Head of Securities Research for the firm in his prior role as an ABS senior research analyst. Prior to joining the firm in 2005, he held a variety of analyst roles in the telecom industry.

Nicholas Travaglino is a portfolio manager for Nuveen’s global fixed income team and leads manager for the Multi-Sector Fixed Income strategy. Nick also directs the securitized sector team, which selects residential mortgage-backed, commercial mortgage-backed and asset-backed securities for all portfolios. He is also the co-manager of the Inflation-Linked Bond strategy and the Multi-Sector Bond strategy. Nick is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. Prior to joining the firm in 2014, Nicholas worked for Royal Bank of Canada Capital Markets, where he managed a $2 billion Agency MBS position within RBC’s proprietary trading unit. He also worked for Citigroup Global Markets, where he was responsible for positioning and trading Citi’s long duration CMO book. Nicholas began his career in portfolio management at Freddie Mac and entered the investment industry in 1997.

Stephen Virgilio is a senior trader for Nuveen’s global fixed income team and member of the securitized sector team. He is responsible for managing the organization’s structured product fixed income best execution initiatives, along with trading ABS, CMBS and Non-Agency MBS securities in both the primary and secondary markets. Prior to joining the firm in 2007, he worked at Standard & Poor’s providing securities pricing evaluations on securitized products, and at Citigroup Global Markets where he was a member of the asset backed finance group working on the origination and structuring of consumer ABS debt transactions. Prior to that, he held various positions in trading, investment management, capital markets, and securities valuations. He started his career with Citigroup Asset Management as a portfolio associate.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Aashh Parekh	Registered Investment Company	1	$85.57 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0
Nicholas Travaglino	Registered Investment Company	5	$15.28 billion
	Other Pooled Investment Vehicles	2	$621.57 million
	Other Accounts	5	$448.70 million
Stephen Virgilio	Registered Investment Company	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

* Assets are as of December 31, 2023.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Certain portfolio managers of the Fund also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Teachers Advisors and its affiliated investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates, may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Teachers Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates, for the Fund and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Teachers Advisors, on behalf of the Fund or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Teachers Advisors, on behalf of the Fund or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Teachers Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made by Teachers Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the Fund maintained its position in that security, the market price of such security could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or an Account) could acquire debt obligations of a company while an Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Teachers Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding fund (or Account) and the equity-holding Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt-holding Fund (or Account) may be better served by a liquidation of an issuer in which they could be paid in full, while an equity-holding Account (or Fund) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Teachers Advisors may seek to avoid such conflicts, and, as a result, Teachers Advisors may choose not to make such investments on behalf of the Fund, which may adversely affect the Fund’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the Fund, Teachers Advisors or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Teachers Advisors and its affiliated investment advisers may aggregate orders of Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, Teachers Advisors or its affiliated investment advisers may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase Teachers Advisors’ or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Teachers Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Teachers Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Teachers Advisors’ or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an Account’s or Fund’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Fund’s portfolio managers’ decisions for executing those trades are also monitored.

Teachers Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Fund’s portfolio managers’ decisions for executing those trades are monitored.

Research. Teachers Advisors allocates brokerage commissions to brokers who provide execution and research services for the Fund and some or all of Teachers Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Teachers Advisors is authorized to pay, on behalf of the Fund, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Teachers Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Teachers Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Teachers Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Teachers Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Teachers Advisors for managing Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Teachers Advisors for managing certain other clients is based on cost. However, no client currently pays Teachers Advisors a performance-based fee. Nevertheless, Teachers Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Teachers Advisors has a proprietary interest or to certain other accounts in which Teachers Advisors receives a larger asset-based fee.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Information Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark and, management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Teachers Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Teachers Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 50% weighting for the 1-year return and a 50% weighting for the 3-year return. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error), in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

ITEM 8(a)(4).	OWNERSHIP OF JLS SECURITIES AS OF DECEMBER 31, 2023

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
Aashh Parekh				X
Nicholas Travaglino	X
Stephen Virgilio			X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage and Income Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 7, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 7, 2024